SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                      NORTHWESTERN MUTUAL SERIES FUND, INC.
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                         [LOGO] Northwestern Mutual(R)

                                             March 28, 2003

TO: CONTRACT AND POLICY OWNERS AND PAYEES INVESTED IN NORTHWESTERN MUTUAL SERIES FUND, INC. NML VARIABLE ANNUITY ACCOUNT B NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

     A Special Meeting of the Shareholders of Northwestern Mutual Series Fund, Inc. (the "Fund"), will be held on May 1, 2003, at 8:00 a.m., local time, in Room 522 at the offices of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual"), 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The sole shareholder of the Fund is Northwestern Mutual Life.

     Although you are not a shareholder of the Fund, all or part of the net considerations or premiums and accumulated amounts under your variable annuity contract or variable life insurance policy are invested in shares of the Fund through NML Variable Annuity Account B or Northwestern Mutual Variable Life Account, respectively. Your contract or policy provides that you have the right to instruct Northwestern Mutual Life as to how the shares attributable to your variable annuity contract or variable life insurance policy should be voted at the Special Meeting.

     We have enclosed a copy of a Notice of Special Meeting, Statement to Owners and Payees and a Voting Instruction Form for each Portfolio of the Fund which relates to your contract or policy. This material describes in detail the matters to be considered at the Special Meeting. We urge you to read it carefully. Then please complete and sign the Voting Instruction Form and return it in the postage paid envelope provided. The number of shares of each Portfolio of the Fund which will be voted in accordance with your instructions appears on the Voting Instruction Form for each Portfolio.

     Voting Instruction Forms must be received prior to 12:00 noon on April 30, 2003. Shares of each Portfolio of the Fund as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received from those contract and policy owners and payees who furnish timely instructions with respect to shares of that Portfolio (or the Fund as a whole for those proposals subject to a majority vote of all Fund shares).

     We recommend that you instruct Northwestern Mutual to vote to elect the directors designated in the Statement and that you answer YES to the other proposals.

                                             Sincerely,

                                             /s/ Edward J. Zore

                                             Edward J. Zore
                                             President and Chief Executive
                                             Officer

                      NORTHWESTERN MUTUAL SERIES FUND, INC.

                            720 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202
                                 1-414-271-1444

                          ----------------------------
                  Notice of Special Meeting of Shareholders of
                      Northwestern Mutual Series Fund, Inc.
                          ----------------------------

                            To be Held on May 1, 2003

     To the shareholders (the "Shareholders") of each of the Small Cap Growth Stock Portfolio, T. Rowe Price Small Cap Value Portfolio, Aggressive Growth Stock Portfolio, International Growth Portfolio, Franklin Templeton International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, Capital Guardian Domestic Equity Portfolio, Index 500 Stock Portfolio, Asset Allocation Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio, and Money Market Portfolio (collectively, the "Portfolios"):

     NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders (the "Special Meeting") of Northwestern Mutual Series Fund, Inc. will be held in Room 522 at the offices of The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, on May 1, 2003 at 8:00 a.m., local time, for the following purposes:

     1. To elect five directors, each of whom will serve a twelve-year term until his or her successor is elected and qualified;

     2. To approve an Investment Advisory Agreement with Mason Street Advisors, LLC;

     3.   To amend certain of the fundamental investment restrictions of the
          Portfolios:

          (a) (i) To amend the Portfolios' fundamental investment restriction regarding industry concentration. (This proposal applies to all of the Portfolios except the Index 500 Stock Portfolio and the Index 400 Stock Portfolio);

               (ii) To amend the industry concentration investment restriction of the Index 500 Stock Portfolio and Index 400 Stock Portfolio to provide that such Portfolios may concentrate their investments as defined under the Investment Company Act of 1940, as amended. (This proposal applies only to the Index 500 Stock Portfolio and Index 400 Stock Portfolio
                    only);

          (b) To amend the Portfolios' fundamental investment restriction regarding issuing senior securities and borrowing;

          (c) To amend the Portfolios' fundamental investment restriction regarding lending;

          (d) To amend the Portfolios' fundamental investment restriction regarding underwriting securities;

          (e) To amend the Portfolios' fundamental investment restriction regarding investing in commodities;

     4. To reclassify the Index 500 Portfolio and the Index 400 Stock Portfolio as non-diversified funds under the Investment Company Act of 1940, as amended, and to eliminate the diversification restriction as a fundamental investment restriction for such Portfolios;

     5.   To eliminate certain fundamental investment restrictions:

          (a) To eliminate the Portfolios' fundamental investment restriction regarding diversification of investments (all Portfolios, except the Index 500 Stock Portfolio and the Index 400 Stock Portfolio);

          (b) To eliminate the Portfolios' fundamental investment restriction regarding acquiring more than a certain percentage of securities of any one issuer (all Portfolios except the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio);

          (c) To eliminate the Portfolios' fundamental investment restriction regarding making short sales (all Portfolios except the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio);

          (d) To eliminate the Portfolios' fundamental investment restriction regarding purchasing securities on margin (all Portfolios except the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio);

          (e) To eliminate the Portfolios' fundamental investment restriction regarding making loans for non-business purposes or to unseasoned issuers;

          (f) To eliminate the Portfolios' fundamental investment restriction regarding investment in other investment companies (all Portfolios except the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio);

          (g) To eliminate the Portfolios' fundamental investment restriction regarding liquidity (all Portfolios except the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio); and

          (h) To eliminate the Portfolios' fundamental investment restriction regarding investing for control or influence (all Portfolios except the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio); and

     6. To transact any other business that may come before the meeting or any postponements or adjustments thereof.

     Shareholders of record as of the close of business on February 28, 2003 (the "Record Date") are entitled to notice of, and to vote at, this Special Meeting or any adjournment or postponement thereof.

                                             By Order of the Board of Directors,

                                             /s/ Merrill C. Lundberg

                                             Merrill C. Lundberg
                                             Secretary
Milwaukee, Wisconsin
March 28, 2003

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----
Questions and Answers About the Special Meeting .....................      1
The Proposals .......................................................     10
Proposal 1:   Election of Five Directors to the Northwestern
              Mutual Series Fund, Inc. ("NMSF") Board
              of Directors ..........................................     10
Proposal 2:   To approve an amended Investment Advisory
              Agreement with Mason Street Advisors, LLC
              ("MSA") ...............................................     16
Proposal 3:   To approve changes to the Portfolios' fundamental
              investment restrictions ...............................     27
              3(a):  Industry Concentration .........................     28
              3(b):  Issuing Senior Securities/Borrowing ............     31
              3(c):  Lending ........................................     35
              3(d):  Underwriting Securities ........................     37
              3(e):  Commodities ....................................     39
Proposal 4:   To reclassify the Index 500 Stock Portfolio and
              the Index 400 Stock Portfolio as non-diversified
              under the Investment Company Act of 1940, as
              amended, and to eliminate the diversification
              restriction for such Portfolios as a fundamental
              restriction ...........................................     40
Proposal 5:   To eliminate certain of the Portfolios' fundamental
              investment restrictions ...............................     42
              5(a):  Diversification ................................     43
              5(b):  Acquiring more than a certain percentage of
                     securities of any one issuer ...................     44
              5(c):  Making short sales .............................     45
              5(d):  Purchasing securities on margin ................     46
              5(e):  Making loans for non-business purposes or to
                     unseasoned issuers .............................     47
              5(f):  Investment in other investment companies .......     48
              5(g):  Liquidity ......................................     49
              5(h):  Making investment in companies for the
                     purpose of exercising control or influence .....     50
General Information about the Portfolios ............................     51
Other Business ......................................................     52
Executive Officers and Director Information ......................... Appendix A
Security Ownership of Northwestern Mutual and Management ............ Appendix B
Proposed Investment Advisory Agreement by and between
MSA and NMSF ........................................................ Appendix C

               STATEMENT TO CONTRACT AND POLICY OWNERS AND PAYEES
                         NML VARIABLE ANNUITY ACCOUNT B
                    NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

                          ----------------------------
                         Soliciting Instructions for the
           Voting of Shares of Northwestern Mutual Series Fund, Inc.,
                   at the Special Meeting of the Shareholders
                             to be Held May 1, 2003
                          ----------------------------

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING
                               AND THIS STATEMENT

INFORMATION ABOUT VOTING

Q.   Who is soliciting my voting instruction?

A. The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") is soliciting instructions for voting at the Special Meeting of the Shareholders of Northwestern Mutual Series Fund, Inc. ("Northwestern Mutual Series Fund" or "NMSF"). These instructions are solicited from owners of individual variable annuity contracts and variable life insurance policies issued by Northwestern Mutual under which considerations or premiums and accumulated amounts are allocated to NML Variable Annuity Account B ("Account B") or Northwestern Mutual Variable Life Account ("Variable Life Account"), separate investment accounts of Northwestern Mutual. Northwestern Mutual invests these amounts in shares of the Portfolios of NMSF (the "Portfolios"). Although the shares of the Portfolios are owned by Northwestern Mutual, Northwestern Mutual will vote the shares in accordance with instructions received from the owners and payees of Account B and the Variable Life Account.

Q.   Who is eligible to provide voting instructions?

A. NMSF is divided into fifteen separate Portfolios. NMSF issues a separate class of capital stock for each Portfolio. Shares of each class of capital stock are held by Account B and the Variable Life Account in their corresponding divisions.

     At the Special Meeting of the Shareholders, Northwestern Mutual will vote shares of NMSF in accordance with instructions received from persons who own variable annuity contracts or variable life insurance policies or were receiving payments under variable annuity payment plans on February 28, 2003. The number of NMSF shares for each division of Account B and the Variable Life Account for which the owner of a contract or policy may give instructions is determined by dividing the contract's or policy's cash value apportioned to that division, if any, on February 28, 2003, by the per share value of the corresponding NMSF Portfolio on February 28, 2003.

     Portfolio shares as to which no timely instructions are received will be voted by Northwestern Mutual in proportion to the instructions received for those contract and policy owners and payees who furnish timely instructions for that Portfolio (or NMSF as a whole for those proposals subject to a majority vote of all NMSF shares). If no instructions are received for 50% or more of NMSF shares for which instructions may be given, Northwestern Mutual may, in its discretion, vote all shares of NMSF allocated to Account B and the Variable Life Account for one or more adjournments of the Special Meeting to permit further solicitation of instructions.

Q.   How do I provide voting instructions?

A. You may provide voting instructions in writing by executing the enclosed Voting Instruction Form or Forms.

     Voting Instruction Forms that are properly signed, dated and received prior to the Special Meeting will be followed as specified. If you sign, date and return the Voting Instruction Form, but do not specify a vote for one or more of the Proposals, the shares which relate to your contract or policy will be voted for the Proposals on which you have not specified a vote as follows:

     o IN FAVOR of electing each of the five director nominees to the Board of Directors of NMSF (Proposal 1);

     o IN FAVOR of approving the Investment Advisory Agreement with Mason Street Advisors, LLC (Proposal 2);

     o IN FAVOR of the proposed amendments to certain of the fundamental investment restrictions that apply to your Portfolio(s) (Proposals 3(a)-3(e));

     o IN FAVOR of the reclassification of the Index 500 Stock Portfolio and the Index 400 Stock Portfolio as non-diversified funds under the Investment Company Act of 1940, as amended (the "1940 Act") and elimination of the diversification restriction as a fundamental investment restriction for such funds. (This proposal will be voted on by the shareholders of the Index 500 Stock Portfolio and the Index 400 Stock Portfolio only.) (Proposal 4); and

     o IN FAVOR of the proposed elimination of certain of the fundamental investment restrictions that apply to your Portfolio(s) (Proposals 5(a)-5(h)).

Q. If I send my Voting Instruction Form in now as requested, can I change my instructions later?

A. You may revoke your instructions at any time prior to their exercise by submitting, before the meeting, written notice of revocation or a later-dated instruction in writing.

Q.   How should I sign my Voting Instruction Form?

A. The following general rules for signing Voting Instruction Forms may be of assistance to you and may avoid the time and expense involved in validating your instruction if you fail to sign the Voting Instruction Form properly.

     1. Individual Accounts: Sign your name exactly as it appears on the Voting Instruction Form.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in our records.

     3. All other accounts: The capacity of the individual signing the Voting Instruction Form should be indicated unless it is reflected in the form of ownership for your policy or contract. For example:

          Ownership Record                               Valid Signature
          ----------------                             --------------------
          Corporate Accounts

          (1) ABC Corp.                                ABC Corp.
          (2) ABC Corp.                                John Doe, Treasurer
          (3) ABC Corp., c/o John Doe Treasurer        John Doe
          (4) ABC Corp. Profit Sharing Plan            John Doe, Trustee

          Trust Accounts

          (1) ABC Trust                                Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee, v/t/d 12/28/78     Jane B. Doe

          Custodian of Estate Accounts

          (1) John B. Smith, Cust.                     John B. Smith
              f/b/o John B. Smith, Jr., UGMA
          (2) John B. Smith                            John B. Smith, Jr.
                                                       Executor

     INFORMATION ABOUT THE PROPOSALS

Q.   What is the purpose of this Statement?

A. The principal purpose of this Statement to Owners and Payees is to seek your approval of the matters identified in the table below.

                                                               Portfolios
                          Proposal                              Affected
     --------------------------------------------------   -------------------

1.   To elect five directors each of whom will serve a    Each Portfolio
     twelve-year term or until his or her successor is elected and qualified;

2.   To approve an Investment Advisory Agreement with     Each Portfolio
     Mason Street Advisors, LLC

3. To approve amendments to certain fundamental investment restrictions of the Funds:

     3(a)(i):  To approve a change to the Portfolios'     Each Portfolio
               fundamental investment restriction         (except the Index
               regarding industry concentration to        500 Stock Portfolio
               provide greater investment flexibility     and the Index 400
               and to clarify the concentration policy    Stock Portfolio)
               to provide that concentration is
               determined by looking at "net" assets
               and to exempt from the 25% limitation
               securities of other investment
               companies;

     (ii):     To approve a change to the industry        Index 500 Stock
               concentration restriction of the Index     Portfolio and Index
               500 Stock Portfolio and Index 400 Stock    400 Stock Portfolio
               Portfolio to provide that such funds may concentrate their investments as defined in the 1940 Act;

     3(b):     To approve a change to the Portfolios'     Each Portfolio
               fundamental investment restriction
               regarding issuing senior securities and
               borrowing to provide clarification and
               to provide the Portfolios with greater
               borrowing flexibility;

     3(c):     To approve a change to the Portfolios'     Each Portfolio
               fundamental investment restriction
               regarding lending to provide greater
               lending flexibility;

                          Proposal                             Solicited
     --------------------------------------------------   -------------------

     3(d):     To approve a change to the Portfolios'     Each Portfolio
               fundamental investment restriction
               regarding underwriting to provide
               clarification;

     3(e):     To approve a change to the Portfolios'     Each Portfolio
               fundamental investment restriction
               regarding investing in commodities to
               provide flexibility as to the types of
               investments which may be made by the
               Portfolios;

4.   To reclassify the Index 500 Stock Portfolio and      Index 500 Stock
     the Index 400 Stock Portfolio as non-diversified     Portfolio and Index
     funds under the 1940 Act and to eliminate the        400 Stock Portfolio
     diversification restriction as a fundamental investment restriction for such funds;

5. To eliminate certain fundamental investment restrictions of the Funds:

     5(a):     To eliminate the Portfolios' fundamental   Each Portfolio
               investment restriction regarding           (except the Index
               diversification;                           500 Stock Portfolio
                                                          and the Index 400
                                                          Stock Portfolio)

     5(b):     To eliminate the Portfolios' fundamental   Each Portfolio
               investment restriction regarding           (except the T. Rowe
               acquiring more than a certain percentage   Price Small Cap
               of securities of any one issuer;           Value Portfolio and
                                                          the Capital
                                                          Guardian Domestic
                                                          Equity Portfolio)

     5(c):     To eliminate the Portfolios' fundamental   Each Portfolio
               investment restriction regarding           (except the T. Rowe
               effecting short sales;                     Small Cap Value
                                                          Portfolio and the
                                                          Capital Guardian
                                                          Domestic Equity
                                                          Portfolio)

                          Proposal                             Solicited
     --------------------------------------------------   -------------------

     5(d):     To eliminate the Portfolios' fundamental   Each Portfolio
               investment restriction regarding           (except the T. Rowe
               purchasing securities on margin;           Price Small Cap
                                                          Value Portfolio and
                                                          the Capital
                                                          Guardian Domestic
                                                          Equity Portfolio)

     5(e):     To eliminate the Portfolios' fundamental   Each Portfolio
               investment restriction regarding making
               loans for non-business purposes and to
               unseasoned issuers;

     5(f):     To eliminate the Portfolios' fundamental   Each Portfolio
               investment restriction regarding           (except the T. Rowe
               investment in other investment             Price Small Cap
               companies;                                 Value Portfolio and
                                                          the Capital
                                                          Guardian Domestic
                                                          Equity Portfolio)

     5(g):     To eliminate the Portfolios' fundamental   Each Portfolio
               investment restriction regarding           (except the T. Rowe
               liquidity;                                 Price Small Cap
                                                          Value Portfolio and
                                                          the Capital
                                                          Guardian Domestic
                                                          Equity Portfolio)

     5(h):     To eliminate the Portfolios' fundamental   Each Portfolio
               investment restriction regarding making    (except the T. Rowe
               investments for the purpose of             Price Small Cap
               exercising control or influence; and       Value Portfolio and
                                                          the Capital
                                                          Guardian Domestic
                                                          Equity Portfolio)

6.   To transact such other business as may properly      Each Portfolio
     come before the meeting or any postponements or adjournments thereof.

Q. How do the Directors and Northwestern Mutual recommend that I instruct the shares to be voted?

A. The Board of Directors and Northwestern Mutual recommend that you instruct Northwestern Mutual to vote FOR each proposal.

Q.   Who owns the shares of the Portfolio?

A. As of February 28, 2003 there were 5,932,062,925.877 shares of NMSF outstanding. Northwestern Mutual is the only shareholder of Northwestern Mutual Series Fund. The shares of NMSF are allocated to the separate investment accounts of Northwestern Mutual and held as general assets. As of February 28, 2003 Northwestern Mutual held title to shares of the Portfolios allocated among the separate accounts and held as general assets as follows:

                                          Index 500          Select             Money
                                            Stock             Bond              Market
                                          Portfolio         Portfolio         Portfolio
                                       ---------------   ---------------   ---------------
NML Variable Annuity Account A .....    31,306,581.557    25,655,211.313    27,283,282.330
NML Variable Annuity Account B .....   373,099,450.839   375,060,878.449   336,562,322.530
NML Variable Annuity Account C .....    34,367,697.305    15,568,838.120    12,815,177.270
Variable Life Account ..............   185,611,950.903    64,405,087.930   123,267,580.550
General Account ....................               --                --                 --
                                       ---------------   ---------------   ---------------
  Total ............................   624,385,680.604   480,690,015.812   499,928,362.680

                                                              Large Cap          Growth
                                            Balanced          Core Stock          Stock
                                            Portfolio         Portfolio         Portfolio
                                       -----------------   ---------------   ---------------
NML Variable Annuity Account A .....     109,582,082.655    15,247,824.611    14,374,710.215
NML Variable Annuity Account B .....   1,269,328,596.910   256,943,190.841   197,680,148.410
NML Variable Annuity Account C .....      46,165,484.779    15,639,700.451    13,262,878.727
Variable Life Account ..............     130,662,250.611   129,356,748.454   120,506,100.533
General Account ....................                  --                --                --
                                       -----------------   ---------------   ---------------
  Total ............................   1,555,738,414.955   417,187,464.357   345,823,837.885

                                                                               Franklin
                                          Aggressive                          Templeton
                                            Growth          High Yield      International
                                            Stock             Bond              Equity
                                          Portfolio         Portfolio         Portfolio
                                       ---------------   ---------------   ---------------
NML Variable Annuity Account A .....    23,104,137.235     7,412,209.265    21,488,004.638
NML Variable Annuity Account B .....   280,380,291.859   172,861,561.995   350,431,336.473
NML Variable Annuity Account C .....    31,432,158.673     7,230,812.358    32,928,520.484
Variable Life Account ..............   114,416,783.000    61,243,118.276   163,559,218.880
General Account ....................                --                --                --
                                       ---------------   ---------------   ---------------
  Total ............................   449,333,370.767   248,747,701.894   568,407,080.475

                                          Small Cap      T. Rowe Price     International
                                            Growth         Small Cap          Growth
                                       Stock Portfolio  Value Portfolio     Portfolio
                                       ---------------  ---------------   --------------
NML Variable Annuity Account A .....     9,632,466.686    2,515,996.347    1,020,824.641
NML Variable Annuity Account B .....    91,631,906.431   39,819,287.219   15,226,534.355
NML Variable Annuity Account C .....    11,021,316.533      480,438.982       37,892.435
Variable Life Account ..............    62,695,892.774   26,622,479.980    6,290,535.055
General Account ....................               --               --    25,144,336.684
                                       ---------------   --------------   --------------
  Total ............................   174,981,582.424   69,438,202.528   47,720,123.170

                                                              Capital
                                                             Guardian
                                                             Domestic           Asset
                                          Index 400           Equity          Allocation
                                       Stock Portfolio      Portfolio         Portfolio
                                       ---------------   ---------------   ---------------
NML Variable Annuity Account A .....     8,359,036.313     2,146,952.343     3,581,398.008
NML Variable Annuity Account B .....   135,648,961.897    47,407,024.281    68,071,352.675
NML Variable Annuity Account C .....    14,434,542.868       795,810.477     1,549,537.472
Variable Life Account ..............    78,274,928.186    27,644,396.855    10,740,027.295
General Account ....................               --     25,417,367.086    25,609,752.570
                                       ---------------   ---------------   ---------------
  Total ............................   236,717,469.264   103,411,551.042   109,552,068.020

     Northwestern Mutual Life will vote the shares of NMSF allocated to Account B and the Variable Life Account in accordance with the instructions received from contract and policy owners and payees. Shares allocated to NML Variable Annuity Account A and NML Variable Annuity Account C, which are separate investment accounts of Northwestern Mutual Life used in connection with annuity contracts offered to HR-10 and corporate pension and profit-sharing plans, will be voted by Northwestern Mutual in the same proportion as it votes the rest of the shares. Northwestern Mutual Life will vote shares of a Portfolio held in its General Account in the same proportion as it votes the rest of the shares of the Portfolio. Each of the matters to be considered at the Special Meeting will be determined by a majority vote.

     Northwestern Mutual may, if required by state insurance officials, disregard voting instructions which would require shares of a Portfolio to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. Northwestern Mutual may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that Northwestern Mutual reasonably determines to take this action in accordance with applicable federal law. If Northwestern Mutual disregards voting instructions, a summary of the action and reasons therefor will be included in the next semi-annual report to the owners of the contracts and policies.

Q.   What other business will be discussed at the Special Meeting?

A. The Board of Directors does not intend to present any matters before the Special Meeting other than as described in this Statement, and is not aware of any other matters to be brought before the meeting or any adjournments thereof by others. IF ANY OTHER MATTER LEGALLY COMES BEFORE THE MEETING, THE SHARES OF EACH PORTFOLIO WHICH SUPPORT YOUR POLICY OR CONTRACT WILL BE VOTED IN THE DISCRETION OF NORTHWESTERN MUTUAL.

Q.   How are the Portfolios managed?

A. Northwestern Mutual Series Fund is an open-end, management investment company organized under the laws of the state of Maryland, with principal offices located at 720 East Wisconsin Avenue, Milwaukee, WI 53202. Under Maryland law, each Portfolio is a series of NMSF. The management of the business and affairs of NMSF is the responsibility of the Board of Directors. The Board oversees the Portfolios' operations, including reviewing and approving the Portfolios' contracts with Mason Street Advisors, LLC ("MSA"), the NMSF's investment adviser, and with respect to sub-advised Portfolios, the Portfolios' respective sub-advisers. NMSF's officers are responsible for the day-to-day management and administration of the Portfolios' operations. The Portfolio's investment adviser and if applicable, sub-advisers, are responsible for selection of individual portfolio securities and for the assets assigned to them.

Q.   How can I obtain more information about the Portfolios?

A. The most recent Annual Report for Account B and for the Variable Life Account have been mailed to owners of the contracts and policies. These reports include audited financial statements for NMSF's fiscal year ended December 31, 2002. If you have not received an Annual Report for Account B or the Variable Life Account, or would like to receive additional copies, free of charge, please contact your Northwestern Mutual Financial Representative or call us at 1-888-455-2232. The reports are also available on our Website at www.northwesternmutual.com.

                                  THE PROPOSALS

                                   PROPOSAL 1:
             ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF NMSF
                                (All Portfolios)

Which Portfolios' Shareholders will vote on this Proposal 1?

     Proposal 1 applies to all Shareholders of all Portfolios as of the Record Date.

Who are the nominees for directors?

     At a meeting held on February 6, 2003, the Board determined to present Messrs. Louis A. Holland, William A. McIntosh, Michael G. Smith, Edward J. Zore and Ms. Elizabeth L. Majers as the five director nominees to be elected by the Shareholders to hold office for twelve-year terms or until their successors are elected and qualified.

     The following table sets forth certain information concerning the nominees. Messrs. McIntosh and Zore each have served as directors of NMSF since their election by the Board on May 8, 1997 and May 18, 2000, respectively. Except for Messrs. Zore and McIntosh, none of the other nominees currently serve as a director of either Northwestern Mutual Series Fund ("NMSF" or "Series Fund") or Mason Street Funds, Inc. ("MSF"), both of which are advised by MSA. With the exception of Mr. Zore, none of the nominees is an "interested person" of NMSF as defined in Section 2(a)(19) of the 1940 Act and no nominee beneficially owned more than 1% of the shares of any Portfolio as of the Record Date.

                                                                            Number of
                                                                          Portfolios in
                                                                              Fund
                                                                             Complex
                                                                            Overseen
                        Position(s)                                        by Director            Other
Nominee Name,               Held      Principal Occupation During          or Nominee         Directorships
Address and Age          With Fund         Past Five Years                for Director            Held
---------------------   -----------   ---------------------------------   -------------   ---------------------
Louis A. Holland (61)   None          Managing partner and Chief          None            Director, since 2001,
1 North Wacker Dr.                    Investment Officer, Holland                         of Packaging
Suite 700                             Capital Management, L.P., a                         Corporation of
Chicago, IL 60606                     registered investment advisor                       America, a publicly
                                      offering equity, fixed income                       traded, national
                                      and balanced account                                containerboard
                                      management, located in                              manufacturer.
                                      Chicago, Illinois, since its
                                      inception in 1991. Portfolio
                                      Manager, Lou Holland Growth
                                      Fund, a registered investment
                                      company whose principal
                                      investment objective is long-
                                      term growth of capital, since its
                                      inception in 1996.

                                                                               Number of
                                                                             Portfolios in
                                                                                 Fund
                                                                                Complex
                                                                               Overseen
                           Position(s)                                        by Director            Other
Nominee Name,                  Held      Principal Occupation During          or Nominee         Directorships
Address and Age             With Fund         Past Five Years                for Director            Held
---------------------      -----------   ---------------------------------   -------------   ---------------------
Elizabeth L. Majers (45)   None          Partner, McDermott, Will &          None            None
370 Shadowood Lane                       Emery ("MWE"), an
Northfield, IL 60093                     international law firm.
                                         Resident in Chicago office of
                                         MWE and Chair of MWE's
                                         Global Corporate Finance
                                         Group. Prior to joining MWE
                                         in 1998, Ms. Majers was a
                                         partner in the law firm of
                                         Chapman & Cutler from 1990
                                         until December 1997. Certified
                                         Public Accountant.

William A. McIntosh (63)   Director      Financial consulting since          MSF (11         Director, since 1996,
525 Sheridan Road                        1998; Adjunct Faculty               Funds);         of MGIC Investment
Kenilworth, IL 60043                     Member, Howard University,          Series          Corporation, a
                                         Washington, D.C.; 1995 and          Fund (15        publicly traded
                                         prior thereto, Division Head,       Portfolios)     holding company
                                         U.S. Fixed Income Division of                       which is a leading
                                         Salomon Brothers, an                                provider of private
                                         investment banking firm.                            mortgage insurance,
                                                                                             headquartered in
                                                                                             Milwaukee, Wisconsin.
                                                                                             Director, since
                                                                                             August 2002, of
                                                                                             Comdisco Holding
                                                                                             Company, Inc., a
                                                                                             publicly traded
                                                                                             company which
                                                                                             leases information
                                                                                             technology equipment,
                                                                                             headquartered in
                                                                                             Rosemont, Illinois.

                                                                               Number of
                                                                             Portfolios in
                                                                                 Fund
                                                                                Complex
                                                                               Overseen
                           Position(s)                                        by Director            Other
Nominee Name,                  Held      Principal Occupation During          or Nominee         Directorships
Address and Age             With Fund         Past Five Years                for Director            Held
---------------------      -----------   ---------------------------------   -------------   ---------------------
Michael G. Smith (58)      None          Private investor; retired since     None            Trustee since 2002,
221 North Adams                          1999. From 1987 to 1999,                            Ivy Fund, an open-
Hinsdale, IL 60521                       Managing Director, Corporate                        end management
                                         and Institutional Client Group,                     investment company
                                         Central Region, Merrill Lynch                       consisting of 17
                                         & Co., Inc., an international                       diversified portfolios.
                                         investment bank that provides
                                         investment, financing,
                                         advisory, insurance, banking
                                         and related products through
                                         its subsidiaries and affiliates,
                                         located in Chicago, Illinois.
                                         From 1995 to 1997, Managing
                                         Director, Head of Global
                                         Client Management, Merrill
                                         Lynch. From 1986 to 1995,
                                         Managing Director,
                                         Institutional Sales, Midwest
                                         Region, Merrill Lynch.

                                         Interested Director Nominee

Edward J. Zore (56)        Director      President and Chief Executive       MSF (11         Director, since
720 E. Wisconsin Avenue                  Officer of Northwestern             Funds);         2000, of
Milwaukee, WI 53202                      Mutual since 2001, President        Series          Manpower, Inc.,
                                         from 2000 to 2001, and prior        Fund (15        a publicly traded
                                         thereto, Executive Vice             Portfolios)     staffing company
                                         President. Trustee of                               which provides
                                         Northwestern Mutual since                           global workforce
                                         2000. President of MSF from                         management
                                         May 2000 to February 2003.                          services and
                                                                                             solutions,
                                                                                             headquartered in
                                                                                             Milwaukee,
                                                                                             Wisconsin.

     Elizabeth L. Majers is a partner in the law firm of McDermott Will & Emery ("MWE"). MWE has not acted as legal counsel to NMSF, its investment adviser, MSA, Mason Street Funds, Inc. ("MSF") or MSF's principal underwriter, NMIS, in the past two fiscal years, nor does NMSF believe MWE has engaged in material transactions with NMSF or any of its affiliates, including the receipt of legal fees from NMSF's affiliates which were material to either the NMSF's affiliates or to MWE. MWE has from time to time represented Northwestern Mutual and its affiliates (other than the Fund, the Series Fund, MSA or NMIS) in connection with certain legal matters, and has represented investor/lender groups (of which Northwestern Mutual was a party) in connection with financing and/or restructuring matters, and may in the future represent Northwestern Mutual either directly in connection with such matters, or indirectly in MWE's capacity as legal counsel to the investor/lender group. For the year ended December 31, 2001 and 2002, MWE received legal fees from Northwestern Mutual totaling $85,543 and $5,380, respectively. In addition, for the year ended December 31, 2001 and 2002, MWE did represent investor/lender groups of which Northwestern Mutual was a part, in which case the legal fees generally were not paid by Northwestern Mutual or the investor/lender group.

Why are directors being elected at the present time?

     NMSF currently has five directors, three of whom have previously been elected by NMSF's shareholders. Mr. William J. Blake was first elected as a director of NMSF by the shareholders on March 9, 1988. Messrs. Stephen N. Graff and Martin F. Stein were elected as directors by the shareholders on March 29, 1995. As noted above, Messrs. Edward J. Zore and William A. McIntosh were elected by the Board of Directors but have not been elected by the shareholders of NMSF.

     Pursuant to NMSF's By-laws, Mr. William J. Blake will no longer be eligible to serve as a director because he attained age 70 in 2002. Mr. Blake will retire as a director effective May 1, 2003. Under the 1940 Act, shareholder meetings must be held to elect directors whenever fewer than a majority of the directors have been elected by shareholders. Consequently, due to Mr. Blake's retirement and the fact that Messrs. Zore and McIntosh have not been elected by shareholders, fewer than a majority of the Board's members will have been elected by shareholders at the effective date of Mr. Blake's retirement.

     On February 6, 2003, the Board unanimously adopted a resolution increasing the number of directors from five to seven (effective May 1, 2003) to provide for three additional Board seats to be filled by outside directors and approved the five director nominees to be elected by shareholders at the Special Meeting. This Proposal 1 will not affect the status of the two persons currently serving as Directors who are not nominated for election by shareholders at the Special Meeting and these Directors, Messrs. Stephen N. Graff and Martin F. Stein, will continue to hold office.

     Each of the nominees, if elected, as well as the two current directors who are not being elected by shareholders, will serve for twelve-year terms commencing as of the date of the Special Meeting, or until their earlier death, resignation, retirement or removal from office and election and qualification of their successors. On February 6, 2003, the Board of Directors amended NMSF's By-laws to provide for twelve-year terms for service on the Board of Directors.

     In considering the nominees for election as directors of MSF, the Board considered the qualifications of each of the nominees and the concern for the continued efficient conduct of NMSF's business. In particular, the Board considered the requirements of the 1940 Act as they apply to the election of the five nominees. Except for Mr. Zore, all of the nominees will be considered independent directors under the 1940 Act if elected by shareholders. Independent directors have no affiliation with NMSF or the Portfolios they oversee. Independent directors play a critical role in overseeing operations of NMSF and representing the interests of NMSF shareholders.

What are the responsibilities of the Board and how often does the Board meet?

     The Board is responsible for the general oversight of the business of Northwestern Mutual Series Fund and for ensuring that the Portfolios are managed in the best interests of each Portfolio's respective investors. The Board periodically reviews the Portfolios' investment performance as well as the quality of the other services provided to the Portfolios and their shareholders by the Portfolios' service providers. At least annually, the Board reviews the fees paid by the Portfolios for these services and the overall level of the Portfolios' operating expenses. The Board typically conducts regular meetings in person four times a year to review the performance and operations of the Portfolios. In addition, the Board or any Committee may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

     There were four regular meetings and no special meetings of the Board of Directors held during the fiscal year ended December 31, 2002. All of the directors attended at least 75% of the meetings of the Board of Directors held during that time.

What are the committees of the Board?

     The Board of directors has an Audit Committee, which is composed of the Messrs. Blake, McIntosh and Stein, all of whom are independent directors under the 1940 Act. The purpose of the Audit Committee is to act for the Board in overseeing the integrity of NMSF's financial statements. To perform this function, the Audit Committee has direct access to NMSF's offices and internal auditors, as well as NMSF's independent auditors. In addition, the Audit Committee may meet with other members of management and employees when in its judgment such meetings are warranted. The Audit Committee met four times during the fiscal year ended December 31, 2002. All members of the Audit Committee attended all of the Audit Committee meetings.

     The Board has a standing Nominating Committee, which also is composed of Messrs. Blake, McIntosh and Stein. The function of the Nominating Committee is to make nominations for independent director membership on the Board. The Nominating Committee will consider qualified director candidates recommended by investors as and when the need arises, in the Committee's sole discretion, to fill any vacancies on the Board resulting from the death, resignation, retirement or removal of independent directors. The Nominating Committee meets when necessary to consider nomination of new directors. The Nominating Committee did not have occasion to meet during the fiscal year ended December 31, 2002.

What are the directors paid for their services?

     The table below provides compensation details for each of the current directors of NMSF. In addition, the table shows the total amount of compensation paid to each director by NMSF and Mason Street Funds during the fiscal year ended December 31, 2002, including compensation paid by the investment adviser.

                                                       Pension or         Estimated     Total Compensation
                                   Aggregate      Retirement Benefits       Annual       From Registrant
                                  Compensation     Accrued As Part of   Benefits Upon   and Fund Complex*
Director                        From Registrant      Fund Expenses        Retirement    Paid to Directors
--------                        ---------------   -------------------   -------------   ------------------
William J. Blake ............         None                None               None            $45,000
Stephen N. Graff ............         None                None               None             45,000
William A. McIntosh .........         None                None               None             45,000
Martin F. Stein .............         None                None               None             45,000
Edward J. Zore ..............         None                None               None               None

----------------
* As of the date of this Statement, the "Fund Complex" consisted of NMSF and Mason Street Funds.

     MSA, the investment adviser to the NMSF, paid each of the directors of NMSF a $20,000 retainer and $3,000 per meeting of the Board of Directors of the NMSF attended during the fiscal year ended December 31, 2002. NMSF and Mason Street Funds pay no salaries or compensation to any of their officers or directors who are employed by Northwestern Mutual or MSA. Mason Street Funds pays the independent directors an annual retainer of $5,000, paid in April of each fiscal year, and $2,000 per meeting of the Board of Directors of Mason Street Funds attended. NMSF and Mason Street Funds neither pay nor accrue any pension or retirement benefits for the benefit of any director.

Who are the other officers and directors of NMSF?

     Set forth in Appendix A is a listing of the current Directors of NMSF and the principal executive officers of NMSF (and portfolio managers for the Portfolios), including their names, ages, position(s) with NMSF, and principal occupation or employment during the past five years.

     On February 28, 2003, the directors and officers of NMSF and director nominees, as a group, beneficially owned less than 1% of the shares of NMSF and each Portfolio of NMSF outstanding on that date. Please see Appendix B for information on the dollar range of indirect interest in each Portfolio of NMSF owned by each director and director nominee and the dollar range of Mason Street Funds shares owned by each director and director nominee.

What vote is required to elect the nominees to the Board of Directors of NMSF?

     Under Maryland law, the directors are to be elected by a plurality vote. Therefore, the five nominees who receive the greatest number of affirmative votes cast by the Shareholders of NMSF who are present at the Special Meeting in person or by proxy will be declared elected.

     Northwestern Mutual intends, in the absence of contrary instructions, to vote all of the outstanding shares in favor of the election of each nominee. You may instruct Northwestern Mutual to vote for or refrain from voting with respect to any or all of the nominees. If an executed Voting Instruction Form is received without specifying instruction as to a vote as to this proposal, the shares will be voted for each of the nominees named herein.

     Each of the nominees has consented to being named in this Statement and to serve if elected. NMSF knows of no reason why any nominee would be unable or unwilling to serve if elected. Should any of the nominees become unable or unwilling to accept nomination or election prior to the Special Meeting, Northwestern Mutual will exercise its voting power to vote for such substitute person or persons as the directors of NMSF may recommend.

What is the Board's recommendation on Proposal 1?

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE FIVE NOMINEES TO SERVE ON THE BOARD OF DIRECTORS.

                                   PROPOSAL 2:
                APPROVAL OF INVESTMENT ADVISORY AGREEMENT BY AND
                   BETWEEN NMSF AND MASON STREET ADVISORS, LLC

Which Portfolios' shareholders will vote on this proposal?

     Proposal 2 applies to shareholders of all of the Portfolios.

What are the shareholders being asked to approve?

     The Board recommends that the shareholders of each Portfolio approve a new Investment Advisory Agreement by and between NMSF and its investment adviser, Mason Street Advisors, LLC ("MSA"). Presently there are separate investment advisory agreements for the respective Portfolios, the agreements name a predecessor of MSA as the investment adviser, and the agreements vary in certain of their provisions. Amendment and restatement of these agreements in a single document will simplify and facilitate the administration of the investment advisory relationship between NMSF and its adviser. The Board, including a majority of the independent directors, approved the proposed Investment Advisory Agreement at a meeting, called for that purpose, on February 6, 2003.

What are the differences between the proposed Investment Advisory Agreement and the prior agreements which it would replace?

     Presently there are eleven separate Investment Advisory Agreements between NMSF and its adviser. One is for the T. Rowe Price Small Cap Value, International Growth, Capital Guardian Domestic Equity and Asset Allocation Portfolios. One is for the Index

400 and Small Cap Growth Stock Portfolios. Each of the other nine Portfolios has a separate investment advisory agreement. The proposed new Investment Advisory Agreement will provide a single document to set forth the terms of the investment advisory arrangement between NMSF and MSA for all of the Portfolios, including three new Portfolios which will begin their operations on May 1, 2003.

     The parties to the proposed Investment Advisory Agreement will be NMSF and MSA. The prior agreements were entered into between NMSF and Northwestern Mutual Investment Services, LLC (and its predecessor, Northwestern Mutual Investment Services, Inc., for certain of the prior agreements) before MSA was formed. These agreements were assigned to MSA as of January 1, 2002. Northwestern Mutual Investment Services, LLC no longer has any role in the management of the Portfolios. In addition, the prior agreements (except for the two most recent agreements, which are for the six Portfolios named in the preceding paragraph) include Northwestern Mutual as an additional party and refer to Northwestern Mutual Investment Services, LLC and Northwestern Mutual collectively as the "Manager" for the purposes of those agreements. This format was designed when the Portfolios and the predecessors of some of them were managed by individuals who were employees of Northwestern Mutual, and was intended to address the possibility that Northwestern Mutual might become registered as an investment adviser pursuant to the Investment Advisers Act of 1940. All of the investment professionals involved in the management of the Portfolios are now employees of MSA and the Board believes that NMSF and MSA should be the only parties to the Investment Advisory Agreement.

     The prior Investment Advisory Agreements for the four Portfolios for which sub-advisers have been retained each include a provision expressly permitting the investment adviser to retain a subadviser to manage the Portfolio. In each case the investment adviser is responsible for the subadviser's compensation, with no additional cost to the investors, and any subadvisory agreement must be adopted and approved in conformity with applicable laws. Under current law approval by the shareholders is required for any new subadvisory arrangement unless an exemption is granted by the Securities and Exchange Commission. The proposed Investment Advisory Agreement includes a provision modeled on the corresponding paragraph of the prior agreements which contained this provision. The Board and management of NMSF have no present intention to propose employment of a subadviser for any of the Portfolios presently managed by MSA. For the Large Cap Core Stock Portfolio (formerly, the J.P. Morgan Growth and Income Stock Portfolio) the services of the subadviser have recently been terminated, as described below.

     The two most recent of the prior investment advisory agreements, for six of the Portfolios (named in the first paragraph of this section), include the following provision:

     "In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager or its corporate affiliates, the Manager and its corporate affiliates shall not be subject to liability to NMSF for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security. No provision of this Agreement shall be construed to protect the Manager and its corporate affiliates from liability in violation of Section 17(i) of the Investment Company Act of 1940."

     A similar provision is included in the subadvisory agreements for each of the Portfolios for which a subadviser has been employed, and at present is customarily required by investment advisers for institutional accounts as a matter of standard practice. The proposed Investment Advisory Agreement includes an identical provision in the interest of uniformity. The older of the prior agreements, for nine of the Portfolios, contain no provision addressing the liability of the investment adviser.

     The dates of the prior Investment Advisory Agreements, and the sub-advisory agreements for four of the Portfolios, and the dates on which these agreements were last submitted to a vote of the security holders of the respective Portfolios for their approval, are set forth in the tables below.

                         Investment Advisory Agreements

                                                Date of       Date of Last Vote
Portfolio                                      Agreement     by Security Holders
---------                                   --------------   -------------------
Large Cap Core Stock Portfolio ..........   April 29, 1994     March 29, 1995
Growth Stock Portfolio ..................   April 15, 1994     March 29, 1995
Aggressive Growth Stock Portfolio .......   April 29, 1994     March 25, 1995
High Yield Bond Portfolio ...............   April 29, 1994     March 29, 1995
Franklin Templeton International Equity
  Portfolio .............................   April 29, 1994     March 29, 1995
Index 500 Stock Portfolio ...............   April 29, 1994     April 27, 1994
Select Bond Portfolio ...................   April 29, 1994     April 27, 1994
Money Market Portfolio ..................   April 29, 1994     April 27, 1994
Balanced Portfolio ......................   April 29, 1994     April 27, 1994
T. Rowe Price Small Cap Value
  Portfolio .............................   June 29, 2001      July 30, 2001
International Growth Portfolio ..........   June 29, 2001      July 30, 2001
Capital Guardian Domestic Equity
  Portfolio .............................   June 29, 2001      July 30, 2001
Asset Allocation Portfolio ..............   June 29, 2001      July 30, 2001
Small Cap Growth Stock Portfolio ........   April 29, 1999     April 29, 1999
Index 400 Stock Portfolio ...............   April 29, 1999     April 29, 1999

                             Subadvisory Agreements

                                                Date of       Date of Last Vote
Portfolio                                      Agreement     by Security Holders
---------                                   --------------   -------------------
Large Cap Core Stock Portfolio ..........   April 15, 1994     March 29, 1995
Franklin Templeton International Equity
  Portfolio .............................   April 24, 1994     March 29, 1995
T. Rowe Price Equity Income Portfolio ...   June 29, 2001      July 30, 2001
Capital Guardian Domestic Equity
  Portfolio .............................   June 29, 2001      July 30, 2001

What provisions of the prior agreements will remain the same if the proposed Investment Advisory Agreement is approved?

     Except for (1) the matters described above, (2) the special matters for the Large Cap Core Stock Portfolio described below, and (3) the dates of execution for the respective agreements, the provisions of the proposed Investment Advisory Agreement are identical to the corresponding provisions of the prior agreements.

     The investment advisory fees paid by the respective Portfolios will remain the same as they are under the prior agreements, except for the reduction in the investment advisory fee for the Large Cap Core Stock Portfolio, as described below. The fees for all of the Portfolios are set forth in the Investment Advisory Fee Schedule included in the proposed Investment Advisory Agreement. Please see Appendix C.

     MSA also serves as the investment adviser for Mason Street Funds, Inc., a series fund of eleven separate funds that are offered directly to public investors. Ten of the eleven funds of Mason Street Funds are generally parallel to ten of the Portfolios and have identical investment objectives. The investment advisory fees for the Mason Street Funds are generally higher than the fees for the corresponding Portfolios because the shares of the Portfolios are offered only to fund variable annuity contracts and variable life insurance policies which have additional charges and expenses. The table below provides information about the ten funds of Mason Street Funds that correspond to ten of the Portfolios, including their names, size and rate of compensation paid to MSA.

                                   Fund Net Assets as of   Advisory Fee Paid to MSA
Name of Fund                         December 31, 2002     (% of Average Net Assets)
------------                       ---------------------   -------------------------
Small Cap Growth Stock Fund ......    $  254,880,094                0.59%
Aggressive Growth Stock Fund .....    $  994,074,877                0.52%
International Equity Fund ........    $  563,101,751                0.67%
Index 400 Stock Fund .............    $  225,409,641                0.25%
Growth Stock Fund ................    $  551,420,920                0.42%
Large Cap Core Stock Fund ........    $  365,944,341                0.57%
Index 500 Stock Fund .............    $1,362,881,250                0.20%
Asset Allocation Fund ............    $   87,259,766                0.60%
High Yield Bond Fund .............    $  137,553,180                0.51%
Select Bond Fund .................    $  584,018,127                0.30%

What brokerage commissions have the Portfolios paid to affiliated brokers?

     The affiliated brokers of NMSF are Robert W. Baird & Co. Incorporated (Baird), Frank Russell Capital, Inc., Frank Russell Securities, Inc. and Russell Fund Distributors, Inc. During the fiscal year ended December 31, 2002 five of the Portfolios paid brokerage commissions to Baird in the amounts set forth in the table below. None of the Portfolios paid brokerage commissions to any of the other affiliated brokers, and only the five Portfolios identified in the table paid brokerage commissions to Baird.

                                                                Percentage of the
                                                              Portfolios' Aggregate
                                       Amount of Brokerage          Brokerage
                                        Commission Paid to     Commissions Paid to
                                      Robert W. Baird & Co.   Robert W. Baird & Co.
Portfolio                                  Incorporated           Incorporated
---------                             ---------------------   ---------------------
Aggressive Growth Stock Portfolio ...       $ 180,690                2.9753%
J.P. Morgan Select Growth &
  Income Stock Portfolio* ...........             421                0.0069%
Small Cap Growth Stock Portfolio ....          11,428                0.1882%
T. Rowe Price Small Cap Value
  Portfolio .........................           2,087                0.0344%
Capital Guardian Domestic Equity
  Portfolio .........................             815                0.0134%

----------
     * The J.P. Morgan Select Growth and Income Stock Portfolio was renamed the Large Cap Core Stock Portfolio on January 31, 2003.

What are the changes for the Large Cap Core Stock Portfolio?

     From its inception on May 5, 1994 until January 31, 2003 the Large Cap Core Stock Portfolio (formerly, the J.P. Morgan Select Growth and Income Stock Portfolio) was subadvised by J.P. Morgan Investment Management, Inc. ("J.P. Morgan")(1). Effective January 31, 2003, the name of the Portfolio was changed, the services of J.P. Morgan were terminated, and MSA(2) began managing the Portfolio pursuant to an investment advisory agreement which includes a reduced advisory fee. These changes were approved by the Board of NMSF, subject to the required approval by the shareholders of the Portfolio. Approval of the proposed Investment Advisory Agreement by the shareholders of the Large Cap Core Stock Portfolio will include approval of the new investment advisory arrangement with MSA for the Large Cap Core Stock Portfolio. The Board and Northwestern Mutual recommend that investors in this Portfolio instruct Northwestern Mutual to vote for this proposal.

     J.P. Morgan served as subadviser to the Large Cap Core Stock Portfolio pursuant to authority granted in the prior investment advisory agreement by and between MSA and NMSF, on behalf of the Large Cap Core Stock Portfolio, and pursuant to a subadvisory agreement by and between J.P. Morgan and MSA. The original investment advisory agreement by and between MSA and NMSF, on behalf of the Large Cap Core Stock Portfolio, was approved by Northwestern Mutual as the sole shareholder of the Portfolio when the operations of the Portfolio began in May, 1994 and was last renewed by the Board of Directors of NMSF on February 7, 2002. The subadvisory agreement with J.P. Morgan was approved in the same manner and on the same dates.

     At the Board meeting held on November 7, 2002, the Board of Directors, including a majority of the independent directors, decided to terminate the subadvisory relationship with J.P. Morgan due to underperformance. To avoid disruption of the investment management program for the Large Cap Core Stock Portfolio, at the same meeting, the Board approved an advisory agreement with MSA providing that the Portfolio would no longer be subadvised and that MSA would serve as the investment adviser to the Portfolio on an interim basis. The Board, on February 6, 2003, also approved the proposed Investment Advisory Agreement, providing that MSA will continue to serve as investment adviser to the Large Cap Core Stock Portfolio on the terms approved last November, subject to shareholder approval.

     The amended advisory agreement became effective on January 31, 2003 and will remain in effect until the sooner of 150 days after it commenced or the date on which shareholders of the Large Cap Core Stock Portfolio as of the Record Date vote to approve the proposed Investment Advisory Agreement with MSA. Rule 15a-4 under the 1940 Act

----------
(1) J.P. Morgan, 522 Fifth Avenue, New York, New York 10036, is a wholly-owned subsidiary of J.P. Morgan Chase & Co.

(2) MSA is a wholly-owned company of Northwestern Mutual, 720 East Wisconsion Avenue, Milwaukee, Wisconsin 53202.

provides that, subject to certain conditions, an adviser may provide advisory services to a fund after termination of an advisory agreement without shareholder approval of a new advisory agreement so long as an "interim" agreement is approved by the funds' board of directors. Such an interim agreement may be in effect for no more than 150 days following the date on which the previous agreement terminated. The rule, therefore, provides a fund with an opportunity to seek shareholder approval of a new investment advisory agreement that will continue beyond the 150 day limit on the interim agreement.

     In addition to the reasons set forth above in this discussion of Proposal 2, the Board is asking investors in the Large Cap Core Stock Portfolio to vote on the proposed Investment Advisory Agreement because NMSF may amend its advisory agreement only with shareholder approval. The form of the proposed Investment Advisory Agreement is attached hereto as Appendix C.

For the Large Cap Core Stock Portfolio, what are the differences between the proposed Investment Advisory Agreement, the interim advisory agreement currently in effect and the prior investment advisory agreement?

     The substantive provisions of the proposed Investment Advisory Agreement, the interim advisory agreement, and the prior investment advisory agreement are identical except for the rate of the investment advisory fee for the Large Cap Core Stock Portfolio. The fee for the Portfolio was reduced as of January 31, 2003 when MSA succeeded the prior subadviser as the manager of the Portfolio, and the reduced fee is a provision of the proposed Investment Advisory Agreement. Prior to January 31, 2003 the advisory fee, on an annualized basis, and based on the aggregate average daily net assets of the Portfolio, was 0.70% on the first $50 million of assets, 0.60% on the next $50 million, and 0.55% on assets in excess of $100 million. Of the amounts received by MSA, the subadviser was paid by MSA 0.45% on the first $100 million of the Portfolio's assets, 0.40% on the next $100 million, 0.35% on the next $200 million and 0.30% on assets in excess of $400 million. The reduced fee in effect since January 31, 2003, and included in the proposed Investment Advisory Agreement, is 0.60% on the first $50 million of assets, 0.50% on the next $50 million of assets and 0.40% on assets in excess of $100 million. Management estimates that the reduction in the fee, on an overall basis for the assets of the Portfolio, will be in the range of 12-14 basis points, based on the current size of the Portfolios.

     For the fiscal year ended December 31, 2002, NMSF paid MSA $34,043,000 for providing advisory services for all of the Portfolios. Of the $2,542,000 management fee paid by the Large Cap Core Stock Portfolio in 2002, MSA paid $1,640,000 to J.P. Morgan for its advisory services to the Large Cap Core Stock Portfolio. If the reduced fee which has been in effect since January 31, 2003, and is included in the proposed Investment Advisory Agreement, had been in effect for the fiscal year ended December 31, 2002, the management fee paid by the Large Cap Core Stock Portfolio for the fiscal year would have been $1,926,000, or $616,000 less than the fee of $2,542,000 which was actually paid by the Portfolio.

What factors did the Directors consider in approving the interim advisory agreement and proposed Amended Investment Advisory Agreement?

     At the request of MSA, the Board of NMSF discussed approval of the interim advisory agreement with MSA at a meeting held in person on November 7, 2002. In evaluating the interim advisory agreement, the Board requested and received information from MSA to assist in its deliberations. The Board considered the following factors in determining the reasonableness and fairness of the interim advisory agreement:

     The qualifications of MSA to provide investment advisory services for the Portfolio. The Board reviewed the credentials and experience of the officers and employees of MSA who would provide investment advisory services to the Large Cap Core Stock Portfolio, as well as other funds managed by MSA. For information concerning the names, addresses and principal occupation of the executive officers and directors of MSA, please see Appendix B.

     The range of investment advisory services to be provided by MSA and the range of advisory services currently provided by MSA to its other advisory clients, including the other portfolios and funds of NMSF and Mason Street Funds. The Board reviewed the services to be provided by MSA under the interim advisory agreement, and noted that the services were identical to those currently provided by MSA under the prior investment advisory agreement.

     The performance record of the Portfolio.

     The performance record of other funds advised by MSA.

     The profitability of MSA. The Board discussed the profitability of MSA's (and its affiliates') investment advisory and other activities and its financial condition.

     The reduction in the fee for investment advisory services.

     The terms of the interim advisory agreement. The Board noted, as stated above, that the terms of the proposed agreement were in all material respects identical to the prior investment advisory agreement, except that J.P. Morgan will no longer serve as subadviser to the Large Cap Core Stock Portfolio and the fee for advisory services is reduced.

     After considering the factors, the Board concluded that it is in the best interests of the Large Cap Core Stock Portfolio and its shareholders to approve the amended investment advisory agreement. The Board reached its conclusion after careful discussion and analysis. The Board believes that it has carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed Investment Advisory Agreement, which is identical to the interim advisory agreement in all substantive respects, the independent directors have considered what they believe to be in your best interests.

Does MSA currently advise any other mutual funds with an investment objective similar to that of the Large Cap Core Stock Portfolio?

     MSA currently acts as investment adviser to Mason Street Funds and provides investment advisory services to the Large Cap Core Stock Fund (formerly, the Growth and Income Stock Fund) ("Large Cap Core Stock Fund") which also was subadvised by J.P. Morgan until January 31, 2003. The investment objective of the Large Cap Core Stock Portfolio and the Large Cap Core Stock Fund are identical. Subject to approval by the shareholders of the Large Cap Core Stock Fund, the Large Cap Core Stock Fund will no longer be subadvised and MSA will provide exclusive investment advisory services to the Large Cap Core Stock Fund. The table below provides information about the size of the Large Cap Core Stock Fund and the rate of compensation paid to MSA by the Large Cap Core Stock Fund.

                      Portfolio Net Assets as of   Advisory Fee paid to MSA
                           December 31, 2002       (% of Average Net Assets)
                      --------------------------   -------------------------
Large Cap Core Stock                                Annual rate based on
Fund ...............          $62,108,066           aggregate average daily net
                                                    asset value: ......... 0.65%

How will the change from J.P. Morgan to MSA affect me as an investor in the Large Cap Core Stock Portfolio?

     If the proposed Investment Advisory Agreement is approved by shareholders, MSA will continue to manage the Large Cap Core Stock Portfolio in accordance with the Large Cap Core Stock Portfolio's current investment objective of long-term growth of capital and income.

     Prior to the transition from J.P. Morgan on January 31, 2003, MSA reviewed the existing holdings of the Large Cap Core Stock Portfolio and determined which holdings it expected to sell and what securities it expected to purchase in order to conform the portfolio to MSA's judgment as to stock selection. Based on this review, MSA informed the Board that it expected to sell approximately 35% of the dollar value of the existing portfolio, and would reinvest the sale proceeds in other stocks. Frank Russell Securities, Inc., a broker-dealer affiliated with MSA ("FRSI"), was used to manage and execute the requisite buy and sell trades, and these transactions resulted in brokerage costs of $177,900 to the Large Cap Core Stock Portfolio. In addition to these commission costs, the transactions involved additional costs to the Large Cap Core Stock Portfolio resulting from the impact of the transactions on the prices received and paid by the Large Cap Core Stock Portfolio for the securities being sold and bought. Although these costs cannot be precisely ascertained, FRSI estimated that they were approximately $1,095,000. In addition, the transactions resulted in the realization of approximately $76,425,000 of capital losses (or approximately $0.182 per share of the Large Cap Core Stock Portfolio.)

     It currently is anticipated that all of the services currently provided to NMSF by Northwestern Mutual and its affiliates will continue to be provided if the proposed Investment Advisory Agreement is approved by Shareholders at the Special Meeting.

     During its fiscal year ended December 31, 2002 the Large Cap Core Stock Portfolio paid $421 in brokerage commissions to Robert W. Baird & Co. Incorporated (Baird), an affiliated broker of NMSF. This was 0.12% of the aggregate brokerage commissions paid by the Portfolio. No brokerage commissions were paid by the Large Cap Core Stock Portfolio to other affiliated brokers of NMSF during the period. The other affiliated brokers of NMSF are Frank Russell Capital, Inc., Frank Russell Securities, Inc. and Russell Fund Distributors, Inc.

When will Proposal 2 be implemented?

     If approved by Shareholders at the Special Meeting on May 1, 2003, the proposed Investment Advisory Agreement will become effective on May 1, 2003 and will expire, unless renewed annually by the Board of Directors of NMSF in accordance with the requirements of the 1940 Act. If shareholders do not approve the proposed Investment Advisory Agreement within the requisite 150 days, the Board of Directors will consider other appropriate arrangements in accordance with the 1940 Act.

What is the Board's recommendation on Proposal 2?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                     APPROVAL OF CHANGES TO THE PORTFOLIOS'
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

Introduction to Proposals 3(a) through 3(e), Proposal 4 and Proposals 5(a) through 5(h)

Why are the Portfolios proposing to amend or eliminate certain of their fundamental investment restrictions?

     The Portfolios are subject to specific investment restrictions that govern their investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that the investment restrictions can only be changed by a shareholder vote. An investment company may designate additional restrictions that are fundamental, and it may also adopt "non-fundamental" restrictions, which may be changed by the company's board of directors without shareholder approval. These restrictions, whether fundamental or non- fundamental, limit the investment activities of MSA as the Portfolios' investment adviser.

     The chart that follows briefly describes the differences between fundamental restrictions and non-fundamental restrictions.

                                      Fundamental             Non-Fundamental
                                      Restrictions             Restrictions
                               -----------------------   -----------------------
Who must approve changes       Board of Directors and    Board of Directors
in the restrictions?           shareholders

How quickly can a change       Fairly slowly, since a    Fairly quickly, because
in the restrictions be made?   vote of shareholders is   the change can be
                               required                  accomplished by
                                                         action of the Board of
                                                         Directors alone

What is the relative cost to   Costly to change          Less costly to change
change a restriction?          because a shareholder     becaue a change can
                               vote requires holding a   be accomplished by
                               meeting of                action of the Board of
                               shareholders with         Directors alone
                               proxy solicitation
                               efforts

     Since NMSF was organized in 1983, certain legal and regulatory requirements applicable to investment companies have changed. For example, certain restrictions that were historically imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA"), and, therefore, these state requirements no longer apply to investment companies. In addition, the Portfolios are currently subject to certain fundamental investment restrictions that are more restrictive than those required under present law or are no longer required at all under present law.

     Accordingly, MSA has proposed certain changes to the fundamental investment restrictions of the Portfolios. The proposed changes would: (i) simplify, modernize and standardize the fundamental restrictions that are required under the 1940 Act; and (ii) eliminate those fundamental restrictions that are no longer required by either the insurance and securities laws of the various states or federal securities laws.

     MSA believes there are several distinct advantages in revising the Portfolios' fundamental investment restrictions at this time. As discussed in detail below, the fundamental investment restrictions in many cases duplicate applicable restrictions under the 1940 Act or, because of changes in applicable law, impose restrictions that are no longer required. The elimination of fundamental investment restrictions which duplicate applicable restrictions under the 1940 Act will not relieve the Portfolios from their obligations to conduct their investment programs in accordance with such 1940 Act requirements. Eliminating the duplicative or unnecessary fundamental investment restrictions will enable the Portfolios to be managed in accordance with the 1940 Act requirements without reference to any other fundamental investment restriction and, if the 1940 Act is changed, to respond to provisions of the amended statute of potential benefit without conducting shareholder meetings with additional expense and delay.

Elimination of these fundamental restrictions will enhance MSA's flexibility to respond to market, industry, regulatory or technical changes and, therefore, its ability to manage Portfolio assets in a constantly changing investment environment. Furthermore, elimination of unnecessary fundamental investment restrictions will reduce administrative burdens and standardization of the remaining fundamental investment restrictions is expected to enable the Portfolios to more efficiently and more easily monitor portfolio compliance.

     The proposed standardized fundamental investment restrictions cover those areas for which the 1940 Act requires the Portfolios to have fundamental restrictions. They reflect all current regulatory and legal requirements under the 1940 Act, and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized amendments will not affect the Portfolios' investment objectives, each of which will continue to be fundamental and subject to change only with shareholder approval. Although the proposed amendments to the fundamental investment restrictions will give the Portfolios greater flexibility to respond to future investment opportunities, the Board has been advised by MSA that it does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Portfolios. Nor does MSA anticipate that the proposed changes in fundamental investment restrictions will, individually or in the aggregate, change materially the manner in which the Portfolios are managed and operated. If approved, the changes will be effective as of the date of shareholder approval.

                                   PROPOSAL 3:
  APPROVAL OF AMENDMENTS TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE
                                   PORTFOLIOS

Which Portfolios' shareholders will vote on this Proposal 3?

     Proposal 3(a)(i) is applicable to the Shareholders of each of the Portfolios (except the Index 500 Stock Portfolio and the Index 400 Stock Portfolio) as of the Record Date.

     Proposal 3(a)(ii) is applicable only to Shareholders of the Index 500 Stock Portfolio and Index 400 Stock Portfolio as of the Record Date.

     Proposals 3(b)-(e) are applicable to the Shareholders of each of the Portfolios as of the Record Date.

     The existing fundamental investment restrictions for the Portfolios, together with the proposed fundamental investment restrictions, are presented below for those fundamental investment restrictions that are proposed to be amended. Following the restrictions, the legal authority for each investment restriction is presented, along with a discussion of the rationale for the proposed change.

                   PROPOSAL 3(a)(i): TO AMEND THE PORTFOLIOS'
                       FUNDAMENTAL INVESTMENT RESTRICTION
                        REGARDING INDUSTRY CONCENTRATION

     Current Fundamental Investment Restriction: Each Portfolio will not invest more than 25% of the value of the total assets of the Portfolio in securities of issuers in any one industry except for investments by the Money Market Portfolio, Asset Allocation Portfolio and the Balanced Portfolio in U.S. Treasury Bills, other obligations of or guaranteed by the U.S. Government or its agencies, certificates of deposit or bankers' acceptances.

     Proposed Fundamental Investment Restriction: Each Portfolio will not purchase securities, if as a result of such purchase, the Portfolio's investments would be concentrated, within the meaning of the 1940 Act and the rules and regulations thereunder, in securities of issuers in a particular industry or group of industries. Investments in other investment companies shall not be considered an investment in any industry or group of industries for purposes of this restriction. This investment restriction shall not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

What are the legal requirements governing concentration of the Portfolios' investments?

     Under the 1940 Act, an investment company's policy of concentrating its investments in securities of companies in the same industry must be fundamental. An investment company "concentrates" its investments, for purposes of the 1940 Act, if it invests more than 25% of its "net" assets (exclusive of certain items such as cash, U.S. government securities, securities of other investment companies, and tax-exempt securities) in a particular industry or group of industries. An investment company is not permitted to concentrate its investments in a particular industry unless it so states.

What effect will amending the current fundamental investment restriction have on the Portfolios' abilities to concentrate investments?

     The proposed fundamental investment restriction would amend the current fundamental investment restriction of all of the Portfolios (except the Index 500 Stock Portfolio and Index 400 Stock Portfolio) by clarifying the concentration policy's application to the Portfolios' "net" assets (valued at the time of purchase), rather than to the Portfolios' "total" assets. This is consistent with the SEC's interpretation of the 1940 Act limitations on concentration of investments. Further, the proposed investment restriction would provide clarification because the proposed restriction would explicitly exempt from the 25% limitation securities of other investment companies as permitted by the 1940 Act. Notwithstanding this exemption, the Portfolios would continue to be subject to 1940 Act limitations on investments in other investment companies. Generally, under the 1940 Act, an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities or have more than 10% of its total assets invested in securities of other investment companies. The proposed investment flexibility will help the Portfolios respond to future legal, regulatory, market or technical developments. If the 1940 Act is changed, the Portfolios would be able to respond to any provision of the amended statute that is of potential benefit without conducting a shareholder meeting with attendant delay and expense. However, adoption of the proposed investment restriction is not expected to change materially the way in which the Portfolios are currently managed or operated, as the Portfolios will continue to be subject to the 25% concentration restriction and the Portfolios presently do not intend to pursue their investment objectives by concentrating in shares of other open-end investment companies.

     Please note that Proposal 4, applicable to the Index 500 Stock Portfolio and Index 400 Stock Portfolio only, relates to a change from diversified to non-diversified status under the 1940 Act. If Proposal 4 is approved by shareholders of such funds, the Board of Directors is recommending that the industry concentration restriction of such funds be changed to permit such funds to concentrate their investments within the meaning of the 1940 Act. See Proposal 3(a)(ii).

What is the Board's recommendation on Proposal 3(a)(i)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3(a)(i).

                               PROPOSAL 3(a)(ii):
                 TO AMEND THE INDUSTRY CONCENTRATION RESTRICTION
               FOR THE INDEX 500 STOCK PORTFOLIO AND THE INDEX 400
                    STOCK PORTFOLIO TO PERMIT SUCH PORTFOLIOS
                        TO CONCENTRATE THEIR INVESTMENTS

     Current Fundamental Investment Restriction: Each Portfolio will not invest more than 25% of the value of the total assets of the Portfolio in securities of issuers in any one industry except for investments by the Money Market Portfolio, Asset Allocation Portfolio and the Balanced Portfolio in U.S. Treasury Bills, other obligations of or guaranteed by the U.S. Government or its agencies, certificates of deposit or bankers' acceptances.

     Proposed Fundamental Investment Restriction: The Index 500 Stock Portfolio and the Index 400 Stock Portfolio may concentrate their investments within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder, and any exemptive relief that may be granted by the SEC, to the extent deemed necessary by the investment advisor in order for such funds to track their respective indices.

What are the legal requirements governing concentration of the Portfolios' investments?

     Under the 1940 Act, the Portfolios must have an investment policy describing their ability to concentrate their investments within the meaning of 1940 Act. For a discussion of the SEC's interpretation of the 1940 Act's limits on concentration of investments, see Proposal 3(a)(i).

What effect will permitting the Index 500 Stock Portfolio and Index 400 Stock Portfolio to concentrate their investments within the meaning of the 1940 Act have on such funds?

     As described in Proposal 4, the Board of Directors is recommending that the Index 500 Stock Portfolio and Index 400 Stock Portfolio be changed from diversified to non-diversified funds under the 1940 Act. As discussed further in Proposal 4, the purpose of such proposed change is to enable such funds to fulfill their investment objective of tracking their respective indices. Similarly, MSA has recommended that the Index 500 Stock Portfolio and Index 400 Stock Portfolio be able to "concentrate" their investments within the meaning of the 1940 Act to the extent required in order to track their respective indices. The purpose of this change is to eliminate a potential conflict between each index fund's indexing objective and the current fundamental investment restriction which forbids investment of more than 25% of the value of the total assets of each fund in securities of issuers in any one industry. Specifically, the proposed amendment of the investment restriction will insure that the funds can continue to track their target indices even if this would result in industry concentration which would violate the current restriction. Potentially the industry weightings reflected in either or both of the target indices could cause the fund which tracks the index to violate the 25% limit for any one industry which is set forth in the current restriction. This is because the aggregate market capitalization of the companies in a particular industry, as represented in the index, could potentially exceed 25% of the aggregate market capitalization of all of the companies represented in the index. In that case the affected fund would be forced to make a difficult choice: continue to track the index, in which case the fund would violate its investment restriction; or comply with its investment restriction, in which case the fund would fail to track the index. The Board of Directors of NMSF believes that an index fund should always track its target index as closely as possible, regardless of the industry weightings that may be reflected in the construction of the index at a particular date or during a particular period. Permitting the Index 500 Stock Portfolio and the Index 400 Stock Portfolio to concentrate their investments is not expected to materially impact the day-to-day operations of the index funds. The index funds will be "concentrated" within the meaning of the 1940 Act only as necessary to track their respective indices. In such case, the funds would be considered riskier than funds which were not concentrated. This is because the performance of a fund whose investments are concentrated can be helped (or hurt) to a greater degree by the performance of just a few securities.

What is the Board's recommendation on Proposal 3(a)(ii)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR PROPOSAL 3(a)(ii).

                                 PROPOSAL 3(b):
                 TO AMEND THE PORTFOLIOS' FUNDAMENTAL INVESTMENT
                 RESTRICTION REGARDING ISSUING SENIOR SECURITIES
                                  AND BORROWING

     Current Fundamental Investment Restriction: Each Portfolio will not issue senior securities or borrow money except for short-term credits as may be necessary for the clearing of transactions and except for temporary purposes to the extent of 5% of the total assets of the Portfolio. Reverse repurchase agreements and financial futures contracts are not considered to be "senior securities" or "borrowing money" for the purpose of this restriction.

     Proposed Fundamental Investment Restrictions:

     1. No Portfolio may issue securities senior to the Portfolios' presently authorized shares of the Portfolio except to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC. This restriction shall not be deemed to prohibit the Portfolio from (a) making any permitted borrowings, loans, mortgages or pledges; (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, (c) engaging in when-issued and delayed delivery transactions, or (d) making short sales of securities to the extent permitted by the 1940 Act and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.

     2. No Portfolio may borrow money, except that a Portfolio may borrow money to the extent permitted by the 1940 Act and the rules and regulations thereunder, or to the extent permitted by any exemptive relief that may be granted by the SEC.

     Please note the Portfolios' current fundamental investment restriction relates to both issuance of senior securities and borrowing. The proposed restrictions in effect separate the current restriction into two separate restrictions applicable to issuing senior securities and borrowing, respectively. The discussion below addresses each of these restrictions.

What are the legal requirements governing the issuance of senior securities by the Funds?

     Under the 1940 Act, the Portfolios must have an investment policy describing their ability to issue senior securities. A "senior security" is defined under the 1940 Act generally as an obligation of an investment company, with respect to its earnings or assets, that takes precedence over the claims of the investment company's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities in order to limit the ability of investment companies to use leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later point in time.

     SEC Staff interpretations allow an investment company to engage in a number of types of transactions that might otherwise be considered to create "senior securities" or "leverage," provided certain conditions are met that are designed to protect investment company shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the investment company to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). According to current regulatory interpretations, when engaging in such transactions, an investment company must mark on its or its custodian bank's books, or set aside in a segregated account with the investment company's custodian bank, cash or other liquid securities to meet the SEC Staff's collateralization requirements. This procedure limits the investment company's ability to engage in these types of transactions and thereby limits the investment company's exposure to risk associated with these transactions.

What effect will amending the current fundamental restriction have on the Portfolios' transactions that may be deemed an issuing of senior securities?

     The proposed investment restriction would amend the Portfolios' current investment restriction and would explicitly permit the Portfolios to engage in options, futures contracts, forward contracts and repurchase transactions, and to make short sales as permitted under the 1940 Act, and any exemptions available by rule or order under the 1940 Act. Essentially, the proposed fundamental investment restriction clarifies the Portfolios' ability to engage in certain investment transactions which, while appearing to raise senior security concerns, have been interpreted as not constituting the issuance of senior securities under the federal securities laws. For example, certain of the Portfolios currently engage in certain of these types of transactions (such as options and futures transactions) as described in the Portfolios' Prospectus and Statement of Additional Information. The proposed investment restriction has been drafted to provide flexibility for the Portfolios to respond to legal, regulatory and market developments, including changes in the SEC staff interpretations and procedures described above, without holding a shareholder meeting with attendant expense and delay.

     The Portfolios currently have another fundamental investment restriction, discussed in Proposal 5(c) below, that prohibits the Portfolios from engaging in short sales of securities. The adoption of this revised fundamental investment restriction pursuant to this Proposal 3(b) would result in the Portfolios' short sales fundamental investment restriction being incorporated into the senior securities restriction and would permit the Portfolios to engage in short sales to the extent permitted by the 1940 Act. In a typical short sale, a Portfolio would borrow securities from a broker that it anticipates will decline in value in order to sell the securities to a third party. The Portfolios would be obligated to return securities of the same issue and quantity at a future date and would realize a profit or loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Portfolios must return the borrowed securities unless the short sale is made "against the box" (a sale where the Portfolio owns or has the right to acquire at no additional cost securities identical to those sold short). Because the value of a particular borrowed security can increase without limitation, the Portfolios potentially could realize losses with respect to short sales (other than those which are "against the box") that could be significantly greater than the value of the securities at the time they are sold short. At present, investment companies may engage in short sales of securities only in limited circumstances under the 1940 Act.

     If the proposed amendment to the fundamental restriction on issuing senior securities/borrowing is approved by shareholders, the ability of the Portfolios to engage in transactions involving the issuance of senior securities, including short sales, will be subject to a non-fundamental investment restriction prohibiting borrowings for the purpose of leveraging in an amount in excess of 15% of the Portfolio's total assets. This non-fundamental investment restriction is discussed below. The non-fundamental investment restriction would be subject to change by the Board of Directors, without shareholder approval, if they believe such a change would be in the best interests of Shareholders. The Board of Directors presently has no intention of changing this non-fundamental investment restriction.

     MSA does not anticipate that any additional risk to the Portfolios will occur as a result of amending the current investment restriction because the Portfolios have no present intention of changing their current investment policies or engaging to a significant extent in transactions that may be interpreted as issuing senior securities, other than as currently provided in the Portfolios' Prospectus and Statement of Additional Information.

What are the legal requirements governing borrowing by the Portfolios?

     The 1940 Act requires investment companies to adopt a policy with respect to the borrowing of money, which cannot be changed without shareholder approval, and imposes certain limitations on borrowing activities of investment companies. The limitations on borrowing are generally designed to protect shareholders and their investments by restricting an investment company's ability to subject its assets to any claims of creditors who might have a claim to the investment company's assets or rights upon liquidation that would take precedence over the claims of shareholders. In addition, the 1940 Act limitations reflect a Congressional intent to limit an investment company's exposure to payments to creditors so that the investment company will not experience difficulty in managing a portfolio to meet debt payment obligations while still meeting redemption requests on demand.

     The current fundamental investment restriction is more restrictive than required by the 1940 Act. In this regard, an investment company under the 1940 Act is presently permitted to borrow up to 5% of its total assets from any person for temporary purposes, and also may borrow from banks, provided that if borrowings exceed 5%, the investment company must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the company's other assets. Thus, an investment company may borrow, in the aggregate, from banks and others, amounts up to one-third (33 1/3%) of its total assets (including those assets represented by the borrowing). Investment companies may desire to borrow money to meet redemptions while waiting for cash from sales of new shares or the proceeds from the sale of portfolio securities or to avoid being forced to sell portfolio securities. This technique provides investment companies with greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than because of a need for short-term cash.

What effect will amending the current fundamental restriction have on the Portfolios' borrowing activities?

     The proposed fundamental investment restriction would provide that the Portfolios may borrow, from banks or any other permissible parties, to the extent permitted by the 1940 Act or any exemptions therefrom. The current restriction confines the Portfolios' permissible borrowing activities to temporary measures for extraordinary or emergency purposes (and, even then, to amounts not in excess of 5% of net assets or to meet redemption requests). The proposed restriction would expand the circumstances when the Portfolios may borrow to include any situations permitted by the 1940 Act (for example, if the Portfolios intended to engage in leverage). For each of the Portfolios, the permissible aggregate amount of outstanding borrowings for extraordinary or emergency purposes at any particular time would be increased from 5% of net assets to the maximum extent then permitted by the 1940 Act, presently 33 1/3% of total Portfolio assets.

     The current fundamental investment restriction prohibits the Portfolios from borrowing for leveraging or investment. In general, an investment company uses leverage when it borrows money to enter into securities transactions or acquires an asset without being required to make payment until a later point in time. Under the proposed fundamental investment restriction, the Portfolio may borrow for leverage or investment to the extent permitted under the 1940 Act or any exemptive order granted by the SEC. However, if the proposed fundamental restriction is approved by Shareholders, the Portfolios will be subject to a non-fundamental investment restriction on borrowing limiting the extent to which the Funds may engage in borrowing for leverage or investment. The purpose of this non-fundamental investment restriction is to limit the risk associated with borrowing for such purposes. The proposed non-fundamental investment restriction would provide as follows:

     "No Portfolio may borrow money for purposes of leveraging or investment in an amount in excess of 15% of total assets."

     Since the proposed borrowing restriction would provide the Portfolios with greater borrowing flexibility, the Portfolios may be subject to additional costs, as well as the risks inherent in borrowing, such as reduced total return and increased volatility of net asset value. The use of leverage may subject a Portfolio to a greater risk of loss. The Portfolios also could be forced to sell securities at inopportune times to repay loans. The foregoing non-fundamental investment restriction has been proposed by the Board of Directors to address these risks. The Board may change the proposed non-fundamental investment restriction for each of the Portfolios on borrowing for purposes of leveraging or investment if they believe that such a change would be in the best interests of the shareholders of that Portfolio. The Board presently has no intention of changing the proposed non-fundamental investment restriction on the use of leverage.

What is the Board's recommendation on Proposal 3(b)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3(b).

                                 PROPOSAL 3(c):
                 TO AMEND THE PORTFOLIOS' FUNDAMENTAL INVESTMENT
                          RESTRICTION REGARDING LENDING

     Current Fundamental Investment Restriction: Each Portfolio will not make loans aggregating more than 10% of the total assets of the Portfolio at any one time, provided that neither the purchase of a portion of an issue of publicly distributed bonds, debentures, or other debt securities, nor the purchase of short-term debt securities, is to be considered as a loan.

     Proposed Fundamental Investment Restriction: No Portfolio may make loans to other persons except to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder, and pursuant to any exemptive relief that may be granted by the SEC. This restriction shall not prevent the Portfolio from making loans (a) through the lending of its portfolio securities,
(b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, (c) to the extent the entry into a repurchase agreement is deemed to be a loan, or (d) to affiliated investment companies to the extent permitted by the Investment Company Act of 1940 and the rules and regulations thereunder, or any exemptions therefrom that may be granted by the SEC.

What are the legal requirements governing lending by the Portfolios?

     Under the 1940 Act, an investment company's policy regarding lending must be fundamental. SEC staff interpretations of the 1940 Act generally prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations and the use of repurchase agreements. Certain investment techniques could, under certain circumstances, be considered to be loans. For example, if a Portfolio invests in debt securities, such investments might be considered to be a loan from the Portfolio to the issuer of the debt securities. In order to ensure that the Portfolios may invest in certain debt securities or repurchase agreements, which also could technically be characterized as the making of loans, the Portfolios' current fundamental investment restrictions specifically exclude such instruments from their prohibitions. In the case of debt securities, they must be publicly distributed. The Portfolios' current fundamental investment restriction does not explicitly permit the Portfolios to lend their portfolio securities. Securities lending is a practice that has become common in the investment company industry, and involves the temporary loan of portfolio securities to parties that use the securities for the settlement of other securities transactions. The collateral delivered to a Portfolio in connection with such a transaction may then be invested to provide the Portfolio with additional income it might not otherwise have. Lending securities is permitted under the 1940 Act, subject to certain limitations. Securities lending involves certain risks if the borrower fails to return the securities.

What effect will amending the current fundamental investment restriction have on the Portfolios' lending activities?

     The proposed fundamental investment restriction is somewhat similar to the Portfolios' current fundamental investment restriction, but would provide the Portfolios with somewhat greater lending flexibility. Under the current restriction, each Portfolio may not make loans aggregating more than 10% of the total assets of the Portfolio at any one time. Under the proposed restriction, the Portfolios may lend to the full extent permitted by the 1940 Act (currently one-third of total assets). Although the proposed restriction retains the exceptions contained in the existing investment restriction, it would explicitly permit lending of Portfolios securities and repurchase agreements. It also would explicitly permit the Portfolios to invest in loan participations and direct corporate loans, which recently have become more common as investments for investment companies. In addition, debt securities would be excepted whether or not they are publicly traded or of a type customarily purchased by institutional investors. Investments in debt securities that are not publicly traded would continue to be subject to provisions of the 1940 Act, which currently limit the amount of illiquid securities that may be acquired by investment companies, and to applicable guidelines adopted by the Board of Directors, including liquidity and valuation guidelines. Furthermore, the proposed restriction contemplates the possibility of the Portfolios engaging in interfund lending, a practice that has recently become more common in the investment company industry. However, the Portfolios currently have no plan or intention to engage in interfund lending.

     Although the proposed lending restriction would increase the percentage of total assets of the Portfolios that could be subject to lending transactions, it is not anticipated that adoption of the proposed lending restriction would involve any additional material risk as the proposed investment restriction is not expected to affect significantly the way the Portfolios are currently managed and operated.

What is the Board's recommendation on Proposal 3(c)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3(c).

                                 PROPOSAL 3(d):
                 TO AMEND THE PORTFOLIOS' FUNDAMENTAL INVESTMENT
                       RESTRICTION REGARDING UNDERWRITING

     Current Fundamental Investment Restriction: Each Portfolio will not act as a securities underwriter for other issuers, but each Portfolio may purchase securities under circumstances where, if the securities are later publicly offered or sold by the Portfolio, it might be deemed to be an underwriter for purposes of the Securities Act of 1933.

     Proposed Fundamental Investment Restriction: Each Portfolio may not engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940 and the rules and regulations thereunder, or pursuant to any exemptive order that may be granted by the SEC. This restriction does not prevent the Portfolio from engaging in transactions involving the acquisition, disposition or resale of Portfolio securities, regardless of whether the Portfolio may be considered an underwriter under the Securities Act of 1933, as amended, and does not prevent the Portfolio from selling its own shares.

What are the legal requirements governing underwriting by the Portfolios?

     Under the 1940 Act, the Portfolios' policies concerning underwriting are required to be fundamental. Under the federal securities laws, a person or company generally is considered an underwriter if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer with the intention of re-selling the securities to the public. Underwriters are subject to stringent regulatory requirements and are often exposed to substantial liability. As a result, virtually all investment companies operate in a manner that allows them to avoid acting as underwriters.

     From time to time, however, an investment company may purchase a security for investment purposes that it later sells or redistributes to institutional investors or others under circumstances where the investment company could possibly be considered to be an underwriter under the technical definition of "underwriter" contained in the securities laws. For example, an investment company often purchases securities in private securities transactions where a resale could raise a question relating to whether or not the company is technically acting as an underwriter. However, interpretations of the Staff of the SEC clarify that re-sales of privately-placed securities by institutional investors do not make the institutional investor an underwriter in these circumstances. The proposed restriction encompasses these interpretations.

What effect will amending the current underwriting restrictions have on the Portfolios?

     The proposed fundamental investment restriction is similar to the Portfolios' current fundamental investment restriction insofar as it relates to the Portfolios' underwriting activities. However, the proposed underwriting restrictions, in addition to specifically permitting the Portfolios to dispose of portfolio securities that they own, would clarify that the Portfolios may sell their own shares without being deemed an underwriter. Under the 1940 Act, an investment company will not be considered an underwriter if it sells its own shares pursuant to a written distribution plan that complies with various requirements of that statute. It is not anticipated that adoption of the proposed restriction would involve any additional risk as the proposed restriction would not affect the way the Portfolios are currently managed.

What is the Board's recommendation on Proposal 3(d)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3(d).

                                 PROPOSAL 3(e):
                 TO AMEND THE PORTFOLIOS' FUNDAMENTAL INVESTMENT
                 RESTRICTION REGARDING INVESTING IN COMMODITIES

     Current Fundamental Investment Restriction: Each Portfolio will not invest in commodities or commodity contracts. However, each Portfolio (except the Select Bond, Money Market and High Yield Bond Portfolios) may invest in stock index futures contracts, including indexes on specific industries, and the Select Bond, High Yield Bond, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity, International Growth, Franklin Templeton International Equity, Asset Allocation and Balanced Portfolios may invest in interest rate futures contracts in accordance with their investment objectives and policies. The International Growth, Franklin Templeton International Equity, T. Rowe Price Small Cap Value, Capital Guardian Domestic Equity and High Yield Bond Portfolios may invest in foreign currency futures contracts.

     Proposed Fundamental Investment Restriction: No Portfolio may purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments. This restriction does not prohibit the Portfolio from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased on a forward commitment or delayed-delivery basis, or other derivative investments, or other financial instruments that are secured by physical commodities, in accordance with the Investment Company Act of 1940 and the rules and regulations thereunder, or pursuant to any exemptive relief that may be granted by the SEC.

What are the legal requirements governing transactions in commodities by the Portfolios?

     Under the 1940 Act, an investment company's investment restriction regarding its investments in commodities must be fundamental. The most common types of commodities are physical commodities, such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities, and therefore, financial futures contracts, such as futures contracts related to stocks, currencies, stock indices or interest rates, also are considered to be commodities. Investment companies typically invest in financial futures contracts and options related to such contracts for hedging or other investment purposes.

What effect will amending the current fundamental restriction have on the Portfolios' investments in commodities?

     The proposed fundamental restriction concerning investments in commodities would clarify that the Portfolios have the flexibility to invest in the listed financial instruments and engage in the types of transactions listed in accordance with the 1940 Act. In addition, while the current restriction has confined certain of the Portfolios' permissible activities to acquisitions of certain types of financial instruments, the proposed fundamental investment restriction expands the types of instruments that all of the Portfolios may acquire and the types of transactions in which all of the Portfolios may engage. The proposed fundamental investment restriction would provide all of the Portfolios with flexibility to invest in the noted financial instruments as well as other derivative instruments. The addition of "other derivative instruments" to the list of permitted financial instruments will enable the Portfolios to exclude certain derivative instruments from this restriction to the extent future SEC interpretations may expand the types of instruments that can be excluded from the definition of commodities. The proposed fundamental investment restriction, like the current restriction, also permits investments to be made in these instruments for any purpose, including investment or hedging purposes. Using financial futures instruments can involve substantial risks, and will be utilized by a Portfolio only if MSA, as investment adviser to each of the Portfolios, believes such investments are advisable for that Portfolio. For example, price movements of a futures contract or option may not be identical to price movements of portfolio securities or a securities index resulting in a risk that when a Portfolio buys a futures contract or option as a hedge, the hedge may not be completely effective.

What is the Board's recommendation on Proposal 3(e)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 3(e).

                                   PROPOSAL 4:
             RECLASSIFICATION OF THE S&P 500 INDEX PORTFOLIO AND THE S&P 400 INDEX PORTFOLIO AS NON-DIVERSIFIED FUNDS UNDER
               THE 1940 ACT AND ELIMINATION OF THE DIVERSIFICATION RESTRICTION AS A FUNDAMENTAL INVESTMENT RESTRICTION

Which Portfolios' shareholders will vote on this Proposal 4?

     Proposal 4 applies only to the Shareholders of each of the S&P 500 Index Portfolio and the S&P 400 Index Portfolio as of the Record Date, with each Portfolio voting separately. Proposal 4 requests shareholder approval to reclassify the S&P 500 Index Portfolio and S&P 400 Index Portfolio as non-diversified funds under the 1940 Act and to eliminate the diversification restriction as a fundamental investment restriction. As noted in the Introduction to Proposals 3-5, under the 1940 Act, only certain policies and restrictions are required to be fundamental (and subject to change only with prior shareholder and Board approval). The S&P 500 Index Portfolio and S&P 400 Index Portfolio currently are diversified funds under the 1940 Act and are subject to the fundamental investment restriction set forth below.

     Current Fundamental Investment Restriction: Each Portfolio will not with respect to at least 75% of the total assets of the Portfolio, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), or invest in more than 10% of the outstanding securities of any one issuer.

What legal requirements govern the Portfolios' diversification policies?

     Under the 1940 Act, an investment company must classify itself as either diversified or nondiversified. However, an investment company's status as a "diversified" or "non-diversified" fund under the 1940 Act is not required to be a fundamental investment restriction. The difference is that diversified funds are subject to stricter limits on the amount of assets that can be invested in any one company. Under the 1940 Act, a "diversified" investment company may not purchase the securities of any one issuer, if, at the time of purchase, as to 75% of the investment company's total assets, (i) more than 5% of the company's total assets would be invested in securities of that issuer, or (ii) more than 10% of the voting securities of an issuer would be held by the fund. Under the 1940 Act, these 5% and 10% limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or to the securities of other investment companies. Under the 1940 Act, a "non-diversified" investment company is not subject to such restrictions. However, the Internal Revenue Code also has certain diversification requirements for funds that are "regulated investment companies," including all of the Portfolios. For non-diversified funds, the IRS diversification requirements mean that the limits above effectively apply to 50% of the Portfolios' total assets (in lieu of 75%).

What effect will changing the S&P 500 Index Portfolio and S&P 400 Index Portfolio to non-diversified funds and eliminating the diversification restriction as a fundamental investment restriction have on such funds?

     Proposal 4, which relates only to the S&P 500 Index Portfolio and the S&P 400 Index Portfolio, is asking for shareholder approval to reclassify the two index-orientated funds of NMSF as "non-diversified" under the 1940 Act. The purpose of this change is to eliminate a potential conflict between each index fund's indexing objective and the 1940 Act's requirements for diversified funds. Specifically, the change to non-diversified status will ensure that the funds can continue to track their target indices even if the indices become dominated by a small number of stocks. Classifying an index or index-orientated fund as diversified has the potential to prevent the fund from meeting its indexing objective. This is because it is possible in certain markets for the largest positions in an index to appreciate significantly relative to the index's other positions, causing the index to be dominated by a handful of companies. A diversified index fund tied to such an index would be forced to make a difficult choice: continue to track the index, in which case the fund would violate its diversification policy; or comply with its diversification policy, in which case the fund would fail to track the index. The Board of Directors of NMSF believes that an index fund should always track its target index as closely as possible, regardless of market conditions. Reclassifying the S&P 500 Index Portfolio and S&P 400 Index Portfolio as non-diversified funds under the 1940 Act will not materially impact the day-to-day operations of the index funds. Unless and until changes in the composition of such funds' target indices require otherwise, each fund will continue to meet the standards that apply to diversified funds. A fund will exceed the limits that apply to diversified funds only as necessary to track its target index. In such a case, the funds would be considered riskier than a diversified fund investing in the same securities. This is because the performance of a diversified fund can be hurt or (helped) to a greater degree by the performance of just a few securities. Finally, as noted above, under the 1940 Act, a fund is not required to have a fundamental policy regarding its status as either diversified or non-diversified.

     Proposal 4 complements Proposal 3(a)(ii), which will permit the two index Portfolios to concentrate their investments to the extent necessary for them to track their respective indices.

What is the Board's recommendation on Proposal 4?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 4.

                                   PROPOSAL 5:
                 ELIMINATION OF CERTAIN INVESTMENT RESTRICTIONS

Which Portfolios' shareholders will vote on this Proposal 5?

     Proposal 5(a) applies to Shareholders of each of the Portfolios as of the Record Date, except the S&P 500 Index Portfolio and the S&P 400 Index Portfolio. Proposals 5(b), (c), (d), (f), (g) and (h) pertain to Shareholders of each of the Portfolios as of the Record Date, except the T. Rowe Price Small Cap Value Portfolio and the Capital Guardian Domestic Equity Portfolio. Proposal 5(e) applies to Shareholders of each of the Portfolios as of the Record Date.

Why is the Board recommending that these fundamental restrictions be eliminated, and what effect will these eliminations have on the Portfolios?

     Certain of the Portfolios' fundamental investment restrictions were originally drafted to comply with state laws and regulations. Since NSMIA eliminated the states' ability to substantively regulate investment companies, the Portfolios are no longer required to include certain fundamental investment restrictions as discussed in the introduction to Proposals 3 through 5. In addition, certain of these fundamental investment restrictions are not required to be fundamental under the 1940 Act.

     MSA has proposed that these fundamental investment restrictions be eliminated to reduce administrative burdens associated with unnecessary restrictions and to provide additional flexibility to the Portfolios to pursue their respective investment objectives in accordance with applicable laws in effect from time to time, including the 1940 Act, without reference to other requirements. By reducing the total number of investment restrictions that can be changed only by a shareholder vote, MSA believes that the Portfolios will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate.

     MSA does not anticipate that eliminating the investment restrictions will result in any material additional risk to the Portfolios. Although certain of the current fundamental investment restrictions of the Portfolios, as drafted, are no longer legally required, the Portfolios' investments in these particular areas will continue to be subject to the limitations and protections of the 1940 Act, and any exemptive orders granted under the 1940 Act. Further, the Portfolios have no current intention to change their present investment practices as a result of eliminating these investment restrictions, except to the limited extent described below.

                                 PROPOSAL 5(a):
                   ELIMINATION OF THE PORTFOLIOS' FUNDAMENTAL
                INVESTMENT RESTRICTION REGARDING DIVERSIFICATION

     Current Fundamental Investment Restriction: Each Portfolio will not with respect to at least 75% of the total assets of the Portfolio, invest more than 5% of the value of such assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government or its agencies), or invest in more than 10% of the outstanding securities of any one issuer.

Which Portfolios' shareholders will vote on this Proposal 5(a)?

     Proposal 5(a) applies to all shareholders of each of the Portfolios as of the Record Date, except the S&P 500 Index Portfolio and S&P 400 Index Portfolio.

What legal requirements govern the Portfolios' diversification policies?

     As noted in Proposal 4, under the 1940 Act, an investment company must classify itself as either a "diversified" or "non-diversified" fund under the 1940 Act. However, an investment company's status as either "diversified" or "non-diversified" is not required to be a fundamental investment restriction. For a further discussion of the technical requirements applicable to diversified funds under the 1940 Act, see Proposal 4.

What effect will eliminating the fundamental investment restriction regarding diversification have on the Portfolios?

     Elimination of this investment restriction is not expected to have any impact on the day-to-day management of the Portfolios. All of the Portfolios (except the S&P 500 Index Portfolio and S&P 400 Index Portfolio if Proposal 4 is approved by shareholders of such funds) will continue to be subject to the requirements applicable to "diversified funds" under the 1940 Act. In compliance with the diversification requirements under the 1940 Act, the 5% and 10% restrictions will not apply to securities of other investment companies (as well as securities issued by the U.S.

government, its agencies or instrumentalities) notwithstanding the fact that this carve-out is not explicitly provided for in the current fundamental investment restriction.

What is the Board's recommendation on Proposal 5(a)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(a).

                                 PROPOSAL 5(b):
  ELIMINATION OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING
                          ACQUIRING MORE THAN A CERTAIN
                   PERCENTAGE OF SECURITIES OF ANY ONE ISSUER

     Current Fundamental Investment Restriction: Each Portfolio will not acquire more than 25% of any class of equity securities of any one issuer.

What are the legal requirements governing the Portfolios' acquisition of securities of any one issuer?

     There is no requirement under the 1940 Act that a fund have a fundamental investment restriction limiting the percentage of a funds' assets which may be invested in any one issuer. As noted in Proposals 4 and 5(a), a fund must classify itself as either diversified or non-diversified under the 1940 Act (although such classification is not required to be a fundamental investment restriction). As noted in Proposals 4 and 5(a), all of the Portfolios are diversified funds under the 1940 Act (except prospectively, the Index 500 Stock Portfolio and Index 400 Stock Portfolio if Proposal 4 is approved). As such, the Portfolios will be limited by the diversification restrictions of the 1940 Act as to the percentage of securities of any one issuer in which they may invest. In addition, as noted in Proposal 4, if Proposal 4 is approved by shareholders, the Index 500 Stock Portfolio and the Index 400 Stock Portfolio will remain subject to the IRS diversification requirements applicable to "regulated investment companies."

What effect would elimination of this restriction have on the Portfolios?

     Elimination of this investment restriction is not expected to have any impact on the day-to-day management of the Portfolios. All of the Portfolios (except, prospectively, the Index 500 Stock Portfolio and Index 400 Stock Portfolio if Proposal 4 is approved by shareholders of such funds) will continue to be subject to the requirements of "diversified funds" under the 1940 Act and all of the Portfolios will continue to be subject to the diversification requirements under the Internal Revenue Code.

What is the Board's recommendation on Proposal 5(b)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(b).

                                 PROPOSAL 5(c):
              ELIMINATION OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT
                       RESTRICTIONS REGARDING SHORT SALES

     Current Fundamental Investment Restriction: Each Portfolio will not make short sales of securities.

What are the legal requirements governing the Portfolios' short sales?

     As discussed in Proposal 3(b) above, the current fundamental investment restriction limits the Portfolios' ability to make short sales. Proposal 3(b) also explains that MSA has proposed that the short sales investment restriction be removed as a separate investment restriction and combined in the Portfolios' investment restriction regarding issuance of senior securities. The effect of the proposed fundamental investment restriction governing issuing senior securities (and effecting short sales) is discussed in Proposal 3(b) above. If Proposal 3(b) is approved, MSA and the Board are recommending that this investment restriction governing short sales then be eliminated because the Portfolios will be subject to a fundamental investment restriction governing short sales described in Proposal 3(b) above.

What effect would elimination of this investment restriction have on the Portfolios?

     The proposed elimination of this investment restriction would permit the Portfolios to effect short sales as permitted by the 1940 Act and any exemptive relief granted by the SEC, as contemplated by the proposed fundamental investment restriction described in Proposal 3(b). The ability of the Portfolios to effect short sales, however, will continue to be subject to the current regulatory requirements, interpretations and procedures described in Proposal 3(b) which operate to limit the Portfolios' exposure to risks associated with these transactions. At present, investment companies may engage in short sales of securities only in limited circumstances under the 1940 Act. Elimination of the fundamental investment restriction would allow the Portfolios to respond to any beneficial changes in these regulatory interpretations and procedures or in the provisions of the 1940 Act governing short sales without conducting a shareholder meeting with attendant expense and delay.

     If the proposed amendment to the Portfolios' fundamental restriction governing issuing senior securities/borrowing is approved by Shareholders, the Portfolios will be subject to the following non-fundamental investment restriction:

     "No Portfolio may borrow money for purposes of leverage or investment in excess of 15% of total assets."

     While this non-fundamental investment restriction constrains the Portfolios' ability to effect short sales, the Board may change the non-fundamental investment restriction for each Portfolio if they believe that such a change would be in the best interest of that Portfolio. The use of leverage may subject the Portfolios to greater risk of loss. The Board presently has no intention of changing the non-fundamental investment restriction on the use of leverage.

What is the Board's recommendation on Proposal 5(c)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(c).

                                 PROPOSAL 5(d):
              ELIMINATION OF THE PORTFOLIOS' FUNDAMENTAL INVESTMENT RESTRICTION REGARDING PURCHASING SECURITIES ON MARGIN

     Current Fundamental Investment Restriction for the Portfolios: Each Portfolio will not purchase any security on margin, but each Portfolio may obtain such short-term credits as are necessary for the clearance of the purchases and sales of securities.

What are the legal requirements governing the Portfolios' purchasing securities on margin?

     Purchases of securities on margin by investment companies currently are prohibited under the 1940 Act. Margin purchases generally involve the purchase of securities with money borrowed from a broker with cash or securities being used as collateral for the loans. An investment company is not required to have a fundamental investment restriction regarding margin purchases under the 1940 Act. The investment restriction regarding purchasing securities on margin was originally included as a fundamental investment restriction in response to various state law requirements which were preempted by NSMIA.

What effect would elimination of this restriction have on the Portfolios?

     Elimination of the fundamental investment restriction related to margin accounts would allow the Portfolios if the 1940 Act is changed, to respond to any provisions of the amended statute that are of potential benefit without the delay and expense of conducting a shareholder meeting.

What is the Board's recommendation on Proposal 5(d)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 5(d).

                                 PROPOSAL 5(e):
               TO ELIMINATE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT
                     RESTRICTION REGARDING MAKING LOANS FOR
                 NON-BUSINESS PURPOSES OR TO UNSEASONED ISSUERS

     Current Fundamental Investment Restriction: Each Portfolio will not make loans to persons who intend to use the proceeds for non-business purposes or to companies which (including predecessors) have been in business for less than three years. Repurchase agreements are not considered to be "loans" for the purpose of this restriction.

What are the legal requirements governing the Portfolios' making loans to unseasoned issuers?

     Under the 1940 Act, an investment company is not required to have a fundamental investment restriction regarding making loans for non-business purposes or to companies (including predecessors) that have been in business less than three years ("unseasoned issuers"). The current fundamental investment restriction was originally included in the Portfolio's investment restrictions in response to various state law requirements. Under NSMIA, however, the Portfolios are no longer legally required to retain such a policy as a fundamental investment restriction. MSA therefore has recommended that this restriction be eliminated.

What effect will eliminating the fundamental investment restriction regarding loans to unseasoned issuers have on the portfolios?

     Elimination of this investment restriction should not have a material impact on the day-to-day operations of the Portfolios. Although the Portfolios have not and do not intend to make loans for non-business purposes and have not and do not currently intend to invest in unseasoned issuers, elimination of the restriction will provide MSA with greater investment flexibility. Investments in unseasoned issuers can be more volatile than investments in more seasoned issuers.

What is the Board's recommendation on Proposal 5(e)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(d).

                                 PROPOSAL 5(f):
                    TO ELIMINATE THE PORTFOLIOS' FUNDAMENTAL
                    INVESTMENT REGARDING INVESTMENT IN OTHER
                              INVESTMENT COMPANIES

     Current Fundamental Investment Restriction: Each Portfolio will not purchase the securities of any other investment company, except in open-market transactions involving no commission or profit to a dealer (other than the customary broker's commission) or in connection with mergers, consolidations or acquisitions of assets, in amounts not exceeding 10% of the total assets of the Portfolio.

What are the legal requirements governing the Portfolios' investment in other investment companies?

     The current fundamental investment restriction limits the Portfolios' ability to invest in the securities of other open-end investment companies and was originally included in the Portfolios' fundamental investment restrictions in response to various state law requirements. Under NSMIA, however, the Portfolios are no longer legally required to retain such a policy as a fundamental investment restriction. MSA therefore has recommended that this restriction be eliminated.

What effect will eliminating the fundamental investment restriction have on the Portfolios' investment activities?

     Upon elimination of this investment restriction, the Portfolios would remain subject to the 1940 Act's restrictions on an investment company's investments in other open-end investment companies. The 1940 Act's restrictions presently state that an investment company may not purchase more than 3% of another investment company's total outstanding voting stock, commit more than 5% of its assets to the purchase of another investment company's securities, or have more than 10% of its total assets invested in securities of all other investment companies. If certain conditions are met, investment companies may invest all of their assets in one or more investment companies.

     Elimination of this investment restriction should not have a significant impact on the day-to-day management of the Portfolios. The Portfolios presently do not intend to pursue their investment objectives through the purchase of other open-end investment company securities in excess of 1940 Act limitations.

What is the Board's recommendation on Proposal 5(f)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(e).

                                 PROPOSAL 5(g):
               TO ELIMINATE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT
                         RESTRICTION REGARDING LIQUIDITY

     Current Fundamental Investment Restriction: Each Portfolio will not invest more than 15% of the value of the total assets of the Portfolio in securities which are restricted as to disposition under federal securities laws and in other illiquid assets. For the Money Market Portfolio the limit is 10%.

What are the legal requirements governing the Portfolios' investment in restricted and illiquid securities?

     Under the 1940 Act, a fund is not required to have a fundamental investment restriction regarding liquidity or investment in restricted securities. However, under the 1940 Act, mutual funds are not permitted to invest more than 15% of their assets in illiquid securities because such securities may be difficult to sell in order to meet, on a timely basis, redemption requests and may be difficult to value accurately in the absence of actual purchases and sales. For a money market fund the limit is 10%. In general, the SEC defines an illiquid security as one which cannot be sold in the ordinary course of business within seven days at approximately the value at which the Portfolio has valued the security.

What effect will amending the fundamental investment restriction have on the Portfolios?

     Eliminating this investment restriction should not have a significant impact on the day-to-day management of the Portfolios. The Portfolios will continue to be subject to the restrictions on illiquid and restricted securities imposed by the 1940 Act. By eliminating the restriction, the Portfolios will be able to respond more quickly to market and regulatory developments impacting the definition of illiquid or restricted securities because no shareholder vote will be required to amend a current investment restriction.

What is the Board's recommendation on Proposal 5(g)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(g).

                                 PROPOSAL 5(h):
               TO ELIMINATE THE PORTFOLIOS' FUNDAMENTAL INVESTMENT
                       RESTRICTION REGARDING INVESTING FOR
                              CONTROL OR INFLUENCE

     Current Fundamental Investment Restriction: Each Portfolio will not invest for the purpose of influencing management or exercising control, but freedom of action is reserved with respect to exercise of voting rights in respect of each Portfolio's securities.

What are the legal requirements governing the Portfolios' policy of investing for control or influence?

     The investment restriction was enacted in response to various state securities laws and is no longer required under NSMIA. The investment restriction was intended to ensure that an investment company would not be engaged in the business of managing another company. Typically, if an investment company acquires a large percentage of the securities of a single issuer, it will be deemed to have invested in such issuer for the purposes of exercising control or management. In certain circumstances, the fundamental investment restriction could be read to unduly restrict MSA, or a Portfolio, from exerting influence with the management of issuers in which a Portfolio has invested when to do so would be in the Portfolio's interests.

What effect will eliminating the fundamental restriction have on the Portfolios' policy on investing for control or influence?

     Eliminating this investment restric tio n will not have any significant impact on the day-to-day management of any of the Portfolios because none of the Portfolios have a present intention of investing in an issuer for the purposes of exercising control or management. The Portfolios currently are diversified funds and, as such, are subject to limitations under the 1940 Act as to the percentage of securities of any one issuer that each Portfolio may acquire as discussed in Proposal 4. If Proposal 4 is approved by shareholders, the Index 500 Stock Portfolio and Index 400 Stock Portfolio would become non-diversified funds under the 1940 Act. Notwithstanding this change in designation, the objectives of the Index 500 Stock Portfolio and Index 400 Stock Portfolio are to track their respective indices and not to invest in issuers for the purpose of exercising control or management.

What is the Board's recommendation on Proposal 5(h)?

     THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSAL 5(h).

                       GENERAL INFORMATION ABOUT THE FUND

Who are the executive officers of NMSF?

     Information about the executive officers and directors of NMSF and the portfolio managers for the Portfolios is set forth in Appendix A.

What is the security ownership of management and certain holders?

     Northwestern Mutual owns all of the outstanding shares of NMSF on behalf of its separate investment accounts and as general assets. Information about Northwestern Mutual's ownership, for each Portfolio, is set forth above in this statement. Information about ownership interests of directors, director nominees and executive officers, through their interests in variable annuity contracts and variable life insurance policies, is in Appendix B.

Who are the investment adviser and subadviser of the Portfolios?

     The investment adviser of NMSF is MSA, a wholly-owned company of Northwestern Mutual. MSA's address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. MSA and its predecessor, Northwestern Mutual Investment Securities, LLC ("NMIS"), have served as investment adviser to the Portfolios, subject to control of the Board of Directors since NMSF's incorporation. MSA provides investment advice and recommendations regarding the purchase and sale of securities for the Portfolios. The personnel and related facilities of Northwestern Mutual are utilized by MSA in performing its investment advisory function. For the Franklin Templeton International Equity Portfolio, MSA has retained Templeton Investment Counsel, LLC ("Templeton"), 500 East Browerd Boulevard, Fort Lauderdale, Florida 33394, a wholly-owned indirect subsidiary of Franklin Resources, Inc., as sub-adviser. Capital Guardian Trust Company, 333 South Hope Street, Los Angeles, California 90071, a wholly-owned indirect subsidiary of The Capital Group Companies, Inc., is the sub-adviser for the Capital Guardian Domestic Equity Portfolio. T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company, is the sub-adviser for the T. Rowe Price Small Cap Value Portfolio.

     Brown Brothers Harriman & Co. provides fund accounting services for the Franklin Templeton International Equity Portfolio. Brown Brothers Harriman & Co. is located at 40 Water Street, Boston, Massachusetts 02109.

Who are the Portfolios' auditors and how much were they compensated in the last fiscal year?

     Upon the recommendation of the Audit Committee of the Board of Directors of NMSF, the Board selected the firm of PricewaterhouseCoopers LLP ("PwC") as independent auditors of MSF for the fiscal year ending December 31, 2002. PwC has informed the Audit Committee for MSF that it has no material direct or indirect financial interest in any of the Portfolios and that investments in the Portfolios by its personnel and their family members are prohibited where appropriate to maintain the auditor's independence. In the opinion of the Audit Committee, the services provided by PwC are compatible with maintaining its independence. Information concerning the compensation paid to PwC is set forth below.

     Audit Fees. The aggregate fees billed by PwC for professional services rendered for the audit of NMSF's annual financial statements for the fiscal year ended December 31, 2002 were $159,995.

     Financial Information Systems Design and Implementation Fees. During the fiscal year ended December 31, 2002, PwC did not bill NMSF for any professional services relating to financial information systems design. During the fiscal year ended December 31, 2002, PwC billed a total of $1,083,717 to Robert W. Baird & Co., Incorporated, an affiliate of MSA, for financial information systems design and no fees to MSA or any other entities controlling, controlled by or under common control with MSA that provided services to MSF for professional services relating to financial information systems design.

     All Other Fees. During the fiscal year ended December 31, 2002, the aggregate fees billed by PwC for other professional services rendered to NMSF, MSA and all entities controlling, controlled by or under common control with MSA that provided services to NMSF were $782,224, of which $33,250 was billed to NMSF for services related to tax return preparation and excise tax review. The remaining amount of the PwC fees billed related to audit services (of which $496,165 related to audit services provided to Northwestern Mutual), tax services and other non-audit services provided by PwC to MSA and all entities controlling, controlled by or under common control with MSA that provided services to NMSF (including Northwestern Mutual).

Representatives of PwC are not expected to be present at the Special Meeting.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be presented at the Special Meeting other than Proposals 1 through 6, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, Northwestern Mutual will vote the shares it holds for each Portfolio in its discretion.


                                             By Order of the Board of Directors,

                                             /s/ Merrill C. Lundberg

                                             Merrill C. Lundberg
                                             Secretary

                                   APPENDIX A

                   EXECUTIVE OFFICER AND DIRECTOR INFORMATION

Set forth below is a list of the current directors and executive officers of NMSF, and the portfolio managers for the Portfolios, including their names, ages, position(s) with NMSF, and principal occupation or employment during the past five years. An asterisk (*) indicates that the director is an "interested person" of NMSF as defined in Section 2(a)(19) of the 1940 Act. Messrs. Zore and Graff are interested persons of NMSF because they are Trustees of Northwestern Mutual, the parent corporation of NMSF's investment adviser. Mr. Zore also is the President and CEO of Northwestern Mutual.

                                    DIRECTORS

                          Position and Year      Principal Occupation
                            of Election or          or Employment            Other Directorships
Name, Address, Age           Appointment         During Last 5 Years          Held by Director
------------------        -----------------   -------------------------   -------------------------
Edward J. Zore (56)       Director *(2000)    President and Chief         Director, since 2000, of
720 E. Wisconsin Ave.                         Executive Officer of        Manpower, Inc., a
Milwaukee, WI 53202                           Northwestern Mutual         publicly traded staffing
                                              since 2001, President       company, which provides
                                              from 2000 to 2001, prior    global workforce
                                              thereto, Executive Vice     management services and
                                              President. Trustee of       solutions, headquartered
                                              Northwestern Mutual         in Milwaukee, Wisconsin.
                                              since 2000.

William J. Blake (70)(1)     Director         Chairman, Blake             None
731 N. Jackson Street         (1988)          Investment Corp. (real
Milwaukee, WI 53202                           estate investments and
                                              venture capital).

Stephen N. Graff (68)        Director*        Retired Partner Arthur      None
805 Lone Tree Road            (1995)          Andersen LLP
Elm Grove, WI 53122                           (Public Accountants),
                                              Trustee of
                                              Northwestern Mutual.

Martin F. Stein (65)         Director         Former Chairman of          Director, since 1987, of
1800 East Capitol Drive       (1995)          Eyecare One, Inc., which    Koss Corporation, a
Milwaukee, WI 53211                           includes Stein Optical      publicly traded company
                                              (retail sales of eyewear)   that designs,
                                              and Eye Q optical           manufactures and sells
                                              centers. Prior thereto,     stereo phones and related
                                              Chairman and CEO of         accessories.
                                              Stein Health Services.

----------
(1) Pursuant to MSF's By-laws, Mr. Blake will retire effective May 1, 2003 due to his attainment of age 70.

                           Position and Year   Principal Occupation
                            of Election or        or Employment             Other Directorships
Name, Address, Age            Appointment      During Last 5 Years            Held by Director
------------------         -----------------   --------------------      ------------------------
William A. McIntosh (63)      Director         Financial consulting      Director, since 1996 of
525 Sheridan Road              (1997)          since 1998; Adjunct       MGIC Investment
Kenilworth, IL 60043                           Faculty Member, Howard    Corporation, a publicly
                                               University, Washington,   traded holding company
                                               D.C.; 1995 and prior      which is a leading
                                               thereto, Division Head,   provider of private
                                               U.S. Fixed Income         mortgage insurance,
                                               Division of Salomon       headquartered in
                                               Brothers, an investment   Milwaukee, Wisconsin.
                                               banking firm.             Director, since August
                                                                         2002, of Comdisco
                                                                         Holding Company, Inc.,
                                                                         a publicly traded
                                                                         company which leases
                                                                         information technology
                                                                         equipment, headquartered
                                                                         in Rosemont, Illinois.

                                   OFFICERS

                              Position and Year of             Principal Occupation or
Name, Address, Age          Election or Appointment       Employment During Last Five Years
------------------          -----------------------   -------------------------------------------
Mark G. Doll (52)                 President           Senior Vice President of Northwestern
720 East Wisconsin Ave.             (2003)            Mutual. President and Director of Mason
Milwaukee, WI 53202                                   Street Advisors, LLC since 2002. Vice
                                                      President and Assistant Treasurer -- Public
                                                      Markets of Northwestern Investment
                                                      Management Company, LLC from 1998 to
                                                      2001. Prior thereto, Executive Vice
                                                      President, Investment Advisory Services
                                                      of Northwestern Mutual Investment
                                                      Services, LLC.

Walter M. Givler (45)          Vice President --      Vice President of Investment Accounting
720 East Wisconsin Avenue   Chief Financial Officer   for Northwestern Mutual since 2002; Vice
Milwaukee, WI 53202              and Treasurer        President and Associate Controller, 2002;
                                    (2003)            Associate Controller from 2001 to 2002;
                                                      Director of New Business, Large Case
                                                      Division from 1999 to 2001; Director of
                                                      New Business West/Central from 1997
                                                      to 1999.

                              Position and Year of             Principal Occupation or
Name, Address, Age          Election or Appointment       Employment During Last Five Years
------------------          -----------------------   -------------------------------------------
Patricia L. Van Kampen (51)    Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue         Investments         Advisors, LLC since 2002. Managing
Milwaukee, WI 53202                 (1989)            Director of Northwestern Investment
                                                      Management Company, LLC from 1998 to
                                                      2001; prior thereto, Vice President --
                                                      Common Stocks of Northwestern Mutual.

William R. Walker (45)         Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue         Investments         Advisors, LLC since 2002. Managing
Milwaukee, WI 53202                 (1994)            Director of Northwestern Investment
                                                      Management Company, LLC from 1998 to
                                                      2001; prior thereto, Director of Common
                                                      Stocks of Northwestern Mutual, and Vice
                                                      President of Northwestern Mutual
                                                      Investment Services, LLC.

Steven P. Swanson (48)         Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue         Investments         Advisors, LLC since 2002. Managing
Milwaukee, WI 53202                (1994)             Director of Northwestern Investment
                                                      Management Company, LLC from 1998 to
                                                      2001; prior thereto, Vice President --
                                                      Securities of Northwestern Mutual, and
                                                      Vice President of Northwestern Mutual
                                                      Investment Services, LLC.

Varun Mehta (34)               Vice President --      Director of Mason Street Advisors, LLC
720 East Wisconsin Avenue         Investments         since 2002. Director of Northwestern
Milwaukee, WI 53202                 (1998)            Investment Management Company, LLC
                                                      from 1998 to 2001, prior thereto,
                                                      Investment Officer -- Public Fixed Income
                                                      of Northwestern Mutual. Vice President
                                                      Fixed Income Securities of Northwestern
                                                      Mutual Investment Services, LLC from
                                                      2000 to 2001.

Jefferson V. DeAngelis (44)    Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue         Investments         Advisors, LLC since 2002. Managing
Milwaukee, WI 53202                 (1998)            Director of Northwestern Investment
                                                      Management Company, LLC from 1998 to
                                                      2001, prior thereto, Vice President --
                                                      Fixed Income Securities of Northwestern
                                                      Mutual, and Vice President -- Fixed
                                                      Income Securities of Northwestern Mutual
                                                      Investment Services, LLC.

                              Position and Year of             Principal Occupation or
Name, Address, Age          Election or Appointment       Employment During Last Five Years
------------------          -----------------------   -------------------------------------------
Thomas A. Carroll (48)         Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue         Investments         Advisors, LLC since 2002. Managing
Milwaukee, WI 53202                 (2002)            Director of Northwestern Investment
                                                      Management Company, LLC from 1998
                                                      to 2001; prior thereto, Director --
                                                      Common Stocks of Northwestern Mutual,
                                                      and Vice President -- Common Stocks
                                                      of Northwestern Mutual Investment
                                                      Services, LLC.

David R. Keuler (41)           Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue         Investments         Advisors, LLC since 2003. Director of
Milwaukee, WI 53202                 (2002)            Mason Street Advisors, LLC from 2002 to
                                                      2003. Director of Northwestern Investment
                                                      Management Company, LLC from 1998 to
                                                      2001; prior thereto, Associate Director --
                                                      Common Stocks of Northwestern Mutual.

Cindy L. Jackson (43)          Vice President --      Managing Director of Mason Street
720 East Wisconsin Avenue         Investments         Advisors, LLC since 2003. Director of
Milwaukee, WI 53202                 (2003)            Mason Street Advisors, LLC from 2002 to
                                                      2003. Director of Northwestern Investment
                                                      Management Company, LLC from 1998 to
                                                      2001; prior thereto, Associate Director --
                                                      Common Stocks of Northwestern Mutual

Michael P. Johnson (41)        Vice President --      Director of Mason Street Advisors, LLC
720 East Wisconsin Avenue         Investments         since 2002. Director of Northwestern
Milwaukee, WI 53202                (2003)             Investment Management Company, LLC
                                                      from 1998 to 2001; prior thereto, Associate
                                                      Director -- Common Stocks of
                                                      Northwestern Mutual.

Merrill C. Lundberg (62)        Secretary (1986)      Assistant General Counsel of Northwestern
720 East Wisconsin Avenue                             Mutual.
Milwaukee, WI 53202

Barbara E. Courtney (44)        Controller (1997)     Director of Mutual Fund Accounting of
720 East Wisconsin Avenue                             Northwestern Mutual.
Milwaukee, WI 53202

Directors identified with an asterisk are "interested persons" as defined in
Section 2(a)(19) of the Investment Company Act of 1940. Messrs. Zore and Graff are interested persons of MSF because they are Trustees of Northwestern Mutual, the parent corporation of the Fund's investment adviser. Mr. Zore also is the President and CEO of The Northwestern Mutual Life Insurance Company.

     William J. Blake has served as a Director of NMSF since March 9, 1988. Stephen N. Graff and Martin F. Stein have served as Directors since March 29, 1995. William A. McIntosh and Edward J. Zore have served as Directors since May 8, 1997, and

May 18, 2000, respectively. Effective May 1, 2003, each director of NMSF shall hold office for a fifteen year term (commencing May 1, 2003).

     All Board members and officers of the Fund also are board members or officers of Mason Street Funds, Inc., a registered investment company.

     Set forth below is a listing of the names of the principal executive officers and directors of MSA and certain information regarding such persons. An (**) asterix indicates those individuals who also are executive officers and directors of NMSF.

                                                                  Principal Occupation or
Name                         Position with MSA               Employment During Past Five Years
----                       ----------------------   -------------------------------------------------
Mark G. Doll**             President and Director   Senior Vice President of Northwestern Mutual.
                                                    President and Director of Mason Street Advisors,
                                                    LLC since 2002. Vice President and Assistant
                                                    Treasurer -- Public Markets of Northwestern
                                                    Investment Management Company, LLC from
                                                    1998 to 2001. Prior thereto, Executive Vice
                                                    President, Investment Advisory Services of
                                                    Northwestern Mutual Investment Services, LLC.

Mason G. Ross                     Director          Executive Vice President and Chief Investment
                                                    Officer of Northwestern Mutual since 2001. Prior
                                                    thereto, Senior Vice President from 1998 to 1999,
                                                    and Senior Vice President and Chief Investment
                                                    Officer from 1999 to 2001.

Chris M. Bauer                    Director          Retired Chairman and founder First Business Bank
                                                    -- Milwaukee from 1999-2002. Prior thereto,
                                                    from 1991-1998, Chairman and Chief Executive
                                                    Officer of Firstar Bank Milwaukee, N.A.

Jefferson V. DeAngelis**          Treasurer         Managing Director of Mason Street Advisors,
                                                    LLC since 2002. Managing Director of
                                                    Northwestern Investment Management Company,
                                                    LLC from 1998 to 2001. Prior thereto, Vice
                                                    President -- Fixed Income Securities of
                                                    Northwestern Mutual, and Vice President --
                                                    Fixed Income Securities of Northwestern Mutual
                                                    Investment Services, LLC.

Robert J. Berdan                  Secretary         Vice President, General Counsel since 2000 and
                                                    Secretary since 2001 of Northwestern Mutual.
                                                    Prior thereto, Vice President and Executive Officer
                                                    of Northwestern Mutual Compliance Best
                                                    Practices Department 1996 to 2000.

Edward S. Dryden              Chief Compliance      Chief Compliance Officer of MSA since 2001.
                                   Officer          Prior thereto, from 1999-2001, Director of
                                                    Compliance, Heartland Advisors, Inc. and from
                                                    1992-1999, Director of Compliance, Janus Capital
                                                    Corporation.

                                   APPENDIX B

SECURITY OWNERSHIP OF NORTHWESTERN MUTUAL AND MANAGEMENT

     All of the outstanding shares of each Portfolio of NMSF are owned by Northwestern Mutual on behalf of its separate investment accounts and as general assets. Information about Northwestern Mutual's ownership, for each Portfolio, is set forth in the Statement to Contract and Policy Owners and Payees. Information about ownership interests of directors, director nominees and executive officers of NMSF, as of December 31, 2002, is set forth in the table below. The ownership interests of these individuals is through their ownership interests in variable annuity contracts and variable life insurance policies. No information is given for a Portfolio if a director, director nominee or executive officer had no beneficial interest in any shares of that Portfolio as of December 31, 2002.

                        SECURITY OWNERSHIP OF MANAGEMENT

                                                                        Shares
                                                                     Beneficially      Percent
Name                                           Portfolio               Owned(1)      of Class(2)
----                               ------------------------------   --------------   ----------
Stephen N. Graff ...............                None                 None

Louis A. Holland ...............                None                 None

Elizabeth L. Majers ............                None                 None

William A. McIntosh ............                None                 None

Michael G. Smith ...............                None                 None

Martin F. Stein ................                None                 None

Edward J. Zore .................   Aggressive Growth Stock          140,505              *
                                   Index 500 Stock                  162,706              *
                                   High Yield Bond                   61,483              *
                                   Templeton International Equity   144,607              *

Mark G. Doll ...................   Templeton International Equity     8,354              *
                                   Money Market                       1,003              *
                                   Index 500                          5,074              *
                                   Aggressive Growth Stock            3,990              *

Charles D. Robinson ............   Small Cap Growth Stock            18,941

Walter M. Givler ...............                None                 None

Patricia L. VanKampen ..........   Select Bond                       14,997              *
                                   Templeton International Equity    36,674              *
                                   Index 500                          7,144              *
                                   Aggressive Growth Stock           10,743              *

William R. Walker ..............   Aggressive Growth Stock           75,888              *
                                   Small Cap Growth Stock           138,475              *

Stephen P. Swanson .............                None                 None

Varun Mehta ....................                None                 None

Jefferson V. DeAngelis .........                None                 None

                                                                            Shares
                                                                         Beneficially      Percent
Name                                               Portfolio               Owned(1)      of Class(2)
----                                   ------------------------------   --------------   ----------
Thomas A. Carroll ..................   Select Bond Fund                       2,201           *
                                       Templeton International Equity        68,499           *
                                       Index 500                              9,292           *
                                       Aggressive Growth Stock               17,671           *

David P. Keuler ....................   Templeton International Equity        12,329           *
                                       Balanced                               9,992           *
                                       Index 500                              5,112           *
                                       Aggressive Growth Stock                5,287           *
                                       Growth Stock                           5,341           *
                                       Small Cap Growth Stock                 1,980           *

Cindy L. Jackson ...................   Index 500                             12,666           *
                                       Aggressive Growth Stock                3,512           *
                                       Growth Stock                           9,767           *
                                       Index 400                             33,755           *
                                       Small Cap Growth Stock                 8,225           *

Michael P. Johnson .................   Templeton International Equity        22,298           *
                                       Index 500                             13,088           *
                                       Aggressive Growth Stock               15,719           *
                                       Growth Stock                          13,423           *
                                       Index 400                             28,632           *
                                       Small Cap Growth Stock                11,351           *

Marie B. Johnson -- (spouse of
 Michael P. Johnson) ...............   Templeton International Equity        10,191           *
                                       Aggressive Growth Stock                8,477           *
                                       Index 500                             14,095           *
                                       Growth Stock                           1,756           *
                                       Small Cap Growth Stock                   998           *

Merrill C. Lundberg ................   Index 500                            131,296           *

Barbara E. Courtney ................   Templeton International Equity        38,235           *
                                       Index 500                             21,392           *
                                       Aggressive Growth Stock               29,064           *
                                       Index 400                              3,856           *
                                       Small Cap Growth Stock                 3,921           *

All directors, director nominees and
 officers, as a group ..............   Small Cap Growth Stock               164,950           *
                                       Aggressive Growth Stock              310,856           *
                                       Templeton International Equity       341,187           *
                                       Index 400                             66,243           *
                                       Growth Stock                          30,287           *
                                       Index 500                            381,865           *
                                       Balanced                               9,992           *
                                       High Yield Bond                       61,483           *
                                       Select Bond                           17,198           *
                                       Money Market                           1,003           *

----------
(1) Includes ownership interests in variable annuity contracts, variable life insurance policies and the Northwestern Mutual 401(k) savings plan. Represents shares rounded to the nearest whole share.

(2) An "*" represents less than 1% of the outstanding shares of the Portfolio as of the Record Date.

          DIRECTOR AND DIRECTOR NOMINEE SHARE OWNERSHIP BY DOLLAR RANGE

     The following two tables show the dollar range of each director and director nominee's ownership of shares of each Portfolio of the Series Fund and each Fund as of December 31, 2002.

                     Director and Director Nominee Holdings
                    In Northwestern Mutual Series Fund, Inc.
       (Indirect Holdings as of December 31, 2002, based on investment in variable annuity contracts and variable life insurance
                     policies issued by Northwestern Mutual)

                                       Graff   Holland   Majers   McIntosh   Smith   Stein      Zore
                                       -----   -------   ------   --------   -----   -----   --------
Aggregate Holdings,                                                                            OVER
  All Portfolios ....................   NONE     NONE     NONE      NONE      NONE    NONE   $100,000

Small Cap Growth
  Stock Portfolio ...................   None     None     None      None      None    None     None

T. Rowe Price Small Cap
  Value Portfolio ...................   None     None     None      None      None    None     None

Aggressive Growth                                                                              OVER
  Stock Portfolio ...................   None     None     None      None      None    None   $100,000

International Growth Portfolio ......   None     None     None      None      None    None     None

Franklin Templeton International                                                             $10,001-
  Equity Portfolio ..................   None     None     None      None      None    None   $ 50,000

Index 400 Stock Portfolio ...........   None     None     None      None      None    None     None

Growth Stock Portfolio ..............   None     None     None      None      None    None     None

Large Cap Core Stock
  Portfolio .........................   None     None     None      None      None    None     None

Capital Guardian Domestic
  Equity Portfolio ..................   None     None     None      None      None    None     None

                                                                                               OVER
Index 500 Stock Portfolio ...........   None     None     None      None      None    None   $100,000

Asset Allocation Portfolio ..........   None     None     None      None      None    None     None

Balanced Portfolio ..................   None     None     None      None      None    None     None

                                                                                             $10,001-
High Yield Bond Portfolio ...........   None     None     None      None      None    None   $ 50,000

Select Bond Portfolio ...............   None     None     None      None      None    None     None

Money Market Portfolio ..............   None     None     None      None      None    None     None

                     Director and Director Nominee Holdings
                           In Mason Street Funds, Inc.
                            (as of December 31, 2002)

                                    Graff    Holland   Majers   McIntosh     Smith    Stein      Zore
                                  --------   -------   ------   --------   --------   -----   ---------
Aggregate Holdings,               $10,001-                        Over      Over              $50,001-
  All Funds ...................    $50,000     None     None    $100,000   $100,000    None    $100,000

Small Cap Growth                                                $10,001-                       $10,001-
  Stock Fund ..................     None       None     None     $50,000     None      None     $50,000

Aggressive Growth                                                 $1-
  Stock Fund ..................     None       None     None     $10,000     None      None      None

                                                                $10,001-                       $10,001-
International Equity Fund .....     None       None     None     $50,000     None      None     $50,000

                                                                $10,001-
Index 400 Stock Fund ..........     None       None     None     $50,000     None      None      None

Growth Stock                      $10,001-                        $1-
  Fund ........................    $50,000     None     None     $10,000     None      None      None

Large Cap Core
  Stock Fund ..................     None       None     None      None       None      None      None

Index 500 Stock                   $10,001-                                                     $10,001-
  Fund ........................    $50,000     None     None      None       None      None     $50,000

Asset Allocation
  Fund ........................     None       None     None      None       None      None      None

                                                                $10,001-     Over
High Yield Bond Fund ..........     None       None     None     $50,000   $100,000    None      None

                                                                $10,001-
Municipal Bond Fund ...........     None       None     None     $50,000     None      None      None

Select Bond Fund ..............     None       None     None      None       None      None      None

                                   APPENDIX C

                     PROPOSED INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, entered into this 1st day of May, 2003 between Northwestern Mutual Series Fund, Inc., a Maryland corporation ("NMSF"), and Mason Street Advisors, LLC., a Wisconsin limited liability company ("MSA") (MSA being hereinafter referred to as the "Manager").

     WHEREAS, NMSF is a series company as contemplated by the Investment Company Act of 1940 and currently has eighteen series, each of which is represented by a separate class of capital stock, and all of which are subject to this agreement:
T. Rowe Price Small Cap Value Portfolio, International Growth Portfolio, Capital Guardian Domestic Equity Portfolio, Asset Allocation Portfolio, Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, Franklin Templeton International Equity Portfolio, AllianceBernstein Mid Cap Value Portfolio, Index 400 Stock Portfolio, Janus Capital Appreciation Portfolio, Growth Stock Portfolio, Large Cap Core Stock Portfolio, T. Rowe Price Equity Income Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio (the "Portfolios"); and

     WHEREAS, NMSF and Manager wish to enter into an agreement amending, restating and superseding the existing investment advisory agreements for fifteen of the Portfolios and setting forth the terms on which the Manager will perform certain services for NMSF and all of the Portfolios.

     NOW, THEREFORE, it is mutually agreed as follows:

     1. NMSF hereby employs the Manager to manage the investment and reinvestment of the assets of each Portfolio, to determine the composition of the assets of each Portfolio, including the purchase, retention or sale of the securities and cash contained in the Portfolio, subject to the supervision of the Board of Directors of NMSF, for the period and on the terms in this Agreement set forth. The Manager will perform its duties in accordance with the investment objectives and policies of each Portfolio as stated in NMSF's Articles of Incorporation, By-laws and Registration Statement and amendments thereto filed with the Securities and Exchange Commission and in resolutions adopted by NMSF's Board of Directors. The Manager hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth, for the compensation herein provided. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent NMSF in any way or otherwise be deemed an agent of NMSF.

     2. The Manager, at its own expense, shall furnish to each Portfolio office space in the offices of Manager or in such other place as may be agreed upon from time to time, and all necessary office facilities, equipment and personnel for managing the affairs and investments and keeping the books of the Portfolios, and shall arrange, if desired by NMSF, for members of the Manager's organization to serve without salaries from NMSF as officers or agents of NMSF. The Manager assumes and shall pay or reimburse each Portfolio for their share of the compensation (if any) of the directors and officers of NMSF as such, and all expenses not hereinafter specifically assumed by the Portfolios that are incurred by the Manager or by the Portfolio in connection with the management of the investment and reinvestment of the assets of the Portfolios and the administration of the affairs of the Portfolios.

Balanced, Select Bond and Money Market Portfolios

     Each of the Balanced, Select Bond and Money Market Portfolios assumes and shall pay all interest charges and expenses; broker's commissions and issue and transfer taxes chargeable to the Portfolio in connection with securities transactions to which the Portfolio is a party; all taxes payable by the Portfolio to federal, state or other governmental agencies, and any extraordinary or non-recurring expenses incurred in connection with the operation of the Portfolio.

All Portfolios except the Balanced, Select Bond and Money Market Portfolios

     Each Portfolio (except the Balanced, Select Bond and Money Market Portfolios) assumes and shall pay charges and expenses of any custodian or depository appointed by the Portfolio for the safekeeping of its cash, securities and other property; charges and expenses of independent auditors; charges and expenses of any transfer agents and registrars appointed by the Portfolio; the cost of stock certificates representing shares of the Portfolio; fees and expenses involved in registering and maintaining registration of the Portfolio and of its shares with the Securities and Exchange Commission (including the preparation and printing of prospectuses for filing with the Commission); all expenses of shareholders' and directors' meetings and of preparing and printing reports to shareholders; charges and expenses of legal counsel in connection with the Portfolio's corporate existence, corporate and financial structure and relations with its shareholders; broker's commissions and issue and transfer taxes, chargeable to the Portfolio in connection with securities transactions to which the Portfolio is a party; and all taxes payable by the Portfolio to federal, state or other governmental agencies, including foreign taxes.

All Portfolios

     In connection with purchases or sales of portfolio securities for the account of each Portfolio, neither the Manager nor any of its directors, officers or employees will act as a principal or receive any commission as agent.

     The services of the Manager to the Portfolios hereunder are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services hereunder are not impaired thereby.

     3. For the services to be rendered and the charges and expenses assumed and to be paid by the Manager as provided in paragraph 2 hereof, each Portfolio shall pay to the Manager compensation at the annual rate of the percentage of the current value of the net assets of the Portfolio as set forth in the Investment Advisory Fee Schedule which is part of this Agreement.

     Such compensation shall be payable monthly. Such compensation shall be calculated on the basis of the aggregate of the averages of all the valuations of the net assets of the Portfolio made as of the close of business on each valuation day during the period for which such compensation is paid.

     Such compensation shall be charged to each Portfolio on each valuation day. The amount of the compensation will be deducted on each valuation day from the value of the Portfolio prior to determining the Portfolio's net asset value for the day and shall be transmitted or credited to the Manager.

     4. The Portfolios shall cooperate with the Manager in the registration or qualification of its shares with the Securities and Exchange Commission. Each Portfolio shall use its best efforts to maintain such registration and qualifications.

     5. NMSF shall cause the books and accounts of each Portfolio to be audited at least once each year by a reputable independent public accountant or organization of public accountants who shall render a report to NMSF.

     6. Subject to the Articles of Incorporation of NMSF and of the Manager respectively, it is understood that directors, officers, employees, agents and stockholders of NMSF are or may be interested in the Manager (or any successor thereof) as directors, officers, employees, agents, or stockholders, or otherwise, that directors, officers, agents and stockholders of the Manager are or may be interested in NMSF as directors officers, employees, agents or stockholders or otherwise, and that the Manager (or any successor) is or may be interested in NMSF as a stockholder or otherwise.

     7. In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager or its corporate affiliates, the Manager and its corporate affiliates shall not be subject to liability to NMSF for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding, or sale of any security. No provision of this Agreement shall be construed to protect the Manager and its corporate affiliates from liability in violation of section 17(i) of the Investment Company Act of 1940.

     8. This Agreement shall continue in effect so long as its continuance is specifically approved at least annually by the vote of a majority of those directors of NMSF who are not parties to the Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval and by either a majority of the Board of Directors of NMSF or a majority of the outstanding voting securities of each Portfolio (as defined in the Investment Company Act of 1940). Shareholder approval shall be effective with respect to any Portfolio vote for the approval, notwithstanding that a majority of the outstanding voting securities of NMSF or of the other Portfolios have not voted for approval.

     This Agreement may at any time be terminated without the payment of any penalty either by vote of the Board of Directors of NMSF or by vote of the majority of the voting securities of any Portfolio, on sixty days' written notice to the Manager. This Agreement may also be terminated by the Manager on ninety days' written notice to NMSF. This Agreement shall immediately terminate in the event of its assignment (as defined in the Investment Company Act of 1940). Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

     9. Notwithstanding any other provision of this Agreement NMSF hereby authorizes the Manager to employ one or more investment sub-advisers for the purpose of providing investment management services for any or each of the Portfolios pursuant to this Agreement, provided, however, that (1) the compensation to be paid to such investment sub-advisers shall be the sole responsibility of the Manager, (2) the duties and responsibilities of the investment sub-advisers shall be as set forth in sub-advisory agreements including MSA and the investment sub-adviser as parties, (3) such sub-advisory agreements shall be adopted and approved in conformity with the applicable laws and regulations, and (4) such sub-advisory agreements may be terminated at any time by MSA, the Board of Directors of NMSF, or by a majority vote of the relevant Portfolio's outstanding voting securities on not more than 60 days' written notice to the sub-adviser.

     10. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of NMSF shall have been approved, with respect to any Portfolio, by vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act of 1940) as provided in paragraph 8, if such vote is required by the Investment Company Act of 1940.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

Attest:                                  NORTHWESTERN MUTUAL
                                         SERIES FUND, INC.

_________________________________        By ____________________________________
Merrill C. Lundberg, Secretary                    Mark G. Doll, President

Attest:                                  MASON STREET ADVISORS, LLC

_________________________________        By ____________________________________
Robert J. Berdan, Secretary                       Mark G. Doll, President

INVESTMENT ADVISORY FEE SCHEDULE

     Each Portfolio shall pay to the Manager compensation at the annual rate of the percentage of the current value of the net assets of the Portfolio as set forth below:

     Index 500 Stock Portfolio ...................................... .20%
     Index 400 Stock Portfolio ...................................... .25%
     Select Bond, Money Market and Balanced Portfolios .............. .30%
     T. Rowe Price Small Cap Value Portfolio ........................ .85%
     AllianceBernstein Mid Cap Value Portfolio ...................... .85%

                                             First $50   Next $50   Excess over
Portfolio                                     Million     Million   $100 Million
---------                                    ---------   --------   ------------
Large Cap Core Stock .....................      .60%       .50%         .40%
Growth Stock .............................      .60%       .50%         .40%
Small Cap Growth Stock ...................      .80%       .65%         .50%
Aggressive Growth Stock ..................      .80%       .65%         .50%
High Yield Bond ..........................      .60%       .50%         .40%
Franklin Templeton International
  Equity .................................      .85%       .65%         .65%

                                            First $100  Next $150    Excess over
Portfolio                                     Million    Million    $250 Million
---------                                   ----------  ---------   ------------
Capital Guardian Domestic Equity .........      .65%       .55%         .50%
International Growth .....................      .75%       .65%         .55%
Asset Allocation .........................      .60%       .50%         .40%

                                            First $500   Excess over
Portfolio                                     Million   $500 Million
---------                                   ----------  ------------
T. Rowe Price Equity Income Portfolio ....      .40%       .35%

                                            First $100  Next $400    Excess over
Portfolio                                     Million    Million    $500 Million
---------                                   ----------  ---------   ------------
Janus Capital Appreciation Portfolio .....      .55%      .50%         .45%

SERIES

CHOOSE YOUR METHOD OF VOTING

VOTE BY INTERNET
* Go to www.proxyweb.com
* Follow the simple instructions.
* Enter the control number at left.

OR

VOTE BY MAIL
* Complete your proxy ballot.
* Sign and date your card.
* Mail in the envelope provided.

***    CONTROL NUMBER:  999  999  999  999  99    ***

VOTING INSTRUCTION FORM

PORTFOLIO NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

By signing this Voting Instruction Form, I instruct The Northwestern Mutual Life Insurance Company to vote as indicated on the reverse. If no choice is indicated, return of the signed form shall be considered as an instruction to vote to elect the directors and in favor of each of the other proposals. The Northwestern Mutual Life Insurance Company is instructed to vote in its discretion upon such other matters as may properly come before the meeting. THESE INSTRUCTIONS ARE SOLICITED BY THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY AS CO-DEPOSITOR OF NML VARIABLE ANNUITY ACCOUNT B AND NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT.

PLEASE NOTE: Before completing, read the Statement to Contract and Policy Owners and Payees carefully for an explanation of each proposal. Your Voting Instruction Form will be voted FOR each proposal and each of the director nominees unless you specify otherwise. Your instructions will count only for portfolios actually considering specific proposals. We recommend an instruction to vote FOR all proposals and nominees.

Dated:           , 2003

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature(s)(Title(s), if applicable)
(Sign in the Box)

NOTE: All required contract and policy owners and payees should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

NWSF

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS DIRECTORS:

FOR ALL

WITHHOLD ALL

FOR ALL EXCEPT**

(01) Louis A. Holland, (02) Elizabeth L. Majers, (03) William A. McIntosh,
(04) Michael G. Smith, (05) Edward J. Zore.

**To withhold authority to vote for any individual Nominee(s), write the number(s) on the line below.


2. To approve an Investment Advisory Agreement with Mason Street Advisors LLC.

FOR     AGAINST    ABSTAIN


3. To amend the Portfolios' investment restriction on:

FOR ALL(Except as Marked at left)

AGAINST ALL

ABSTAIN ALL

3(a)(i). industry concentration

3(b). borrowing/issuing senior securities

3(c). lending

3(d). underwriting

3(e). commodities

If you wish to vote against or abstain from a particular sub-proposal applicable to your Portfolio, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

5. To eliminate the following investment restrictions:

FOR ALL(Except as Marked at left)

AGAINST ALL

ABSTAIN ALL

5(a). diversification

5(b). limiting the percentage of securities of any one issuer that may be acquired

5(c). short sales

5(d). margin purchases

5(e). loans for non-business purposes or to unseasoned issuers

5(f). investment in other investment companies

5(g). regarding liquidity

5(h). investing for control or influence

If you wish to vote against or abstain from a particular sub-proposal applicable to your Portfolio, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

NWSF - A

PLEASE SIGN ON REVERSE SIDE

CHOOSE YOUR METHOD OF VOTING

VOTE BY INTERNET
* Go to www.proxyweb.com
* Follow the simple instructions.
* Enter the control number at left.

OR

VOTE BY MAIL
* Complete your proxy ballot.
* Sign and date your card.
* Mail in the envelope provided.

***    CONTROL NUMBER:  999  999  999  999  99    ***

VOTING INSTRUCTION FORM

PORTFOLIO NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

By signing this Voting Instruction Form, I instruct The Northwestern Mutual Life Insurance Company to vote as indicated on the reverse. If no choice is indicated, return of the signed form shall be considered as an instruction to vote to elect the directors and in favor of each of the other proposals. The Northwestern Mutual Life Insurance Company is instructed to vote in its discretion upon such other matters as may properly come before the meeting. THESE INSTRUCTIONS ARE SOLICITED BY THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY AS CO-DEPOSITOR OF NML VARIABLE ANNUITY ACCOUNT B AND NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT.

PLEASE NOTE: Before completing, read the Statement to Contract and Policy Owners and Payees carefully for an explanation of each proposal. Your Voting Instruction Form will be voted FOR each proposal and each of the director nominees unless you specify otherwise. Your instructions will count only for portfolios actually considering specific proposals. We recommend an instruction to vote FOR all proposals and nominees.

Dated:           , 2003

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

(Sign in the Box)

Signature(s)(Title(s), if applicable)

NOTE: All required contract and policy owners and payees should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

NWSF

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS DIRECTORS:

FOR ALL

WITHHOLD ALL

FOR ALL EXCEPT**

(01) Louis A. Holland, (02) Elizabeth L. Majers, (03) William A. McIntosh,
(04) Michael G. Smith, (05) Edward J. Zore.

**To withhold authority to vote for any individual Nominee(s), write the number(s) on the line below.


2. To approve an Investment Advisory Agreement with Mason Street Advisors LLC.

FOR     AGAINST    ABSTAIN


3. To amend the Portfolios' investment restriction on:

FOR ALL(Except as Marked at left)

AGAINST ALL

ABSTAIN ALL

3(a)(ii). industry concentration

3(b). borrowing/issuing senior securities

3(c). lending

3(d). underwriting

3(e). commodities

If you wish to vote against or abstain from a particular sub-proposal applicable to your Portfolio, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

4. To reclassify the Portfolio as non-diversified and eliminate the diversification restriction as fundamental.

FOR     AGAINST    ABSTAIN

5. To eliminate the following investment restrictions:

FOR ALL(Except as Marked at left)

AGAINST ALL

ABSTAIN ALL

5(b). limiting the percentage of securities of any one issuer that may be acquired

5(c). short sales

5(d). margin purchases

5(e). loans for non-business purposes or to unseasoned issuers

5(f). investment in other investment companies

5(g). regarding liquidity

5(h). investing for control or influence

If you wish to vote against or abstain from a particular sub-proposal applicable to your Portfolio, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

NWSF - B

PLEASE SIGN ON REVERSE SIDE

CHOOSE YOUR METHOD OF VOTING

VOTE BY INTERNET
* Go to www.proxyweb.com
* Follow the simple instructions.
* Enter the control number at left.

OR

VOTE BY MAIL
* Complete your proxy ballot.
* Sign and date your card.
* Mail in the envelope provided.

***    CONTROL NUMBER:  999  999  999  999  99    ***

VOTING INSTRUCTION FORM

PORTFOLIO NAME PRINTS HERE
PORTFOLIO NAME PRINTS HERE

By signing this Voting Instruction Form, I instruct The Northwestern Mutual Life Insurance Company to vote as indicated on the reverse. If no choice is indicated, return of the signed form shall be considered as an instruction to vote to elect the directors and in favor of each of the other proposals. The Northwestern Mutual Life Insurance Company is instructed to vote in its discretion upon such other matters as may properly come before the meeting. THESE INSTRUCTIONS ARE SOLICITED BY THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY AS CO-DEPOSITOR OF NML VARIABLE ANNUITY ACCOUNT B AND NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT.

PLEASE NOTE: Before completing, read the Statement to Contract and Policy Owners and Payees carefully for an explanation of each proposal. Your Voting Instruction Form will be voted FOR each proposal and each of the director nominees unless you specify otherwise. Your instructions will count only for portfolios actually considering specific proposals. We recommend an instruction to vote FOR all proposals and nominees.

Dated:           , 2003

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature(s)(Title(s), if applicable)
(Sign in the Box)

NOTE: All required contract and policy owners and payees should sign exactly as their names appear on this ballot. When signing in a fiduciary capacity (e.g., trustee, etc.), please so state. Signers for corporate and partnership accounts should be authorized persons and indicate their title.

NWSF

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

PROPOSALS:

1. ELECT THE FOLLOWING NOMINEES AS DIRECTORS:

FOR ALL

WITHHOLD ALL

FOR ALL EXCEPT**

(01) Louis A. Holland, (02) Elizabeth L. Majers, (03) William A. McIntosh,
(04) Michael G. Smith, (05) Edward J. Zore.

**To withhold authority to vote for any individual Nominee(s), write the number(s) on the line below.

FOR      AGAINST    ABSTAIN

2. To approve an Investment Advisory Agreement with Mason Street Advisors LLC.

FOR      AGAINST    ABSTAIN

3. To amend the Portfolios' investment restriction on:

FOR ALL(Except as Marked at left)

AGAINST ALL

ABSTAIN ALL

3(a)(i). industry concentration

3(b). borrowing/issuing senior securities

3(c). lending

3(d). underwriting

3(e). commodities

If you wish to vote against or abstain from a particular sub-proposal applicable to your Portfolio, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

5. To eliminate the following investment restrictions:

FOR ALL(Except as Marked at left)

AGAINST ALL

ABSTAIN ALL

5(a). diversification

5(e). loans for non-business purposes or to unseasoned issuers

5(g). regarding liquidity

5(h). investing for control or influence

If you wish to vote against or abstain from a particular sub-proposal applicable to your Portfolio, please write the number and letter(s) of the sub-proposal on the line below and indicate a "Vote Against" or Vote an "Abstention."

NWSF - C

PLEASE SIGN ON REVERSE SIDE